                                     INDEX

HEADINGS                                                                   PAGE

                                       A

ACCESS TO PREMISES..........................................................5
ALTERATIONS.................................................................7
ASSIGNMENT AND SUBLETTING...................................................6

                                       B

BROKER.....................................................................11

                                       C

COMMENCEMENT RENT...........................................................4
COMMON AREA MAINTENANCE COSTS..............................................10

                                       D

DAMAGE AND DESTRUCTION......................................................6
DEFAULTS....................................................................8
DELIVERY OF THE PREMISES/USE OF FURNITURE -.................................4

                                       E

EMINENT DOMAIN..............................................................6
ENTIRE AGREEMENT...........................................................14
ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION.........................14
EXTRA HAZARDOUS USE........................................................11

                                       F

FIXED RENT..................................................................3
FORCE MAJEURE -............................................................13

                                       H

HAZARDOUS MATERIALS........................................................13
HEADINGS...................................................................15

                                       I

INSURANCE..................................................................11

                                       L

LESSOR NOT LIABLE...........................................................7

                                       N

NO WAIVER..................................................................12
NOTICES.....................................................................9

                                       P
PREMISES....................................................................3

                                       R

REMOVAL OF FIXTURES & SIGNS.................................................7
REPAIRS.....................................................................5

                                       S

SEVERABILITY...............................................................14
SIGNS.......................................................................7
SUBLANDLORD'S INDEMNITY....................................................12
SUBLEASE....................................................................1
SUBROGATION.................................................................8
SUBTENANT'S INDEMNITY......................................................12
SUCCESSORS AND ASSIGNS.....................................................15

                                       T

TAXES......................................................................10
TERM........................................................................3

                                       U

USE.........................................................................3
UTILITIES...................................................................8
                                                                     subrye.doc
                                                                        1.19.98

                                    SUBLEASE


         AGREEMENT OF SUBLEASE made this 30th day of January, 1998, by and between CVS NEW YORK, INC., formerly known as MELVILLE CORPORATION, a New York corporation, having its principal office at One CVS Drive, Woonsocket, Rhode Island 02895 (hereinafter referred to as "Sublandlord"), and LILLIAN VERNON CORPORATION, a Delaware corporation, having its principal office at 543 Main Street, New Rochelle, New York 10801 (hereinafter referred to as "Subtenant").

                              W I T N E S S E T H:

         WHEREAS, URBCO, INC. n/k/a CM Property Management, Inc. leased to Sublandlord pursuant to a Lease dated April 7, 1988 (hereinafter referred to as the "Master Lease") certain premises situated on land containing approximately Seven (7) acres consisting of an office building having approximately Sixty-Five (65,000) thousand square feet of space located at One Theall Road, Rye, New York, as more fully described in the Master Lease such premises having been subsequently sold and the Master Lease assigned to New York Investment Limited Partnership (hereinafter referred to as "Master Landlord"); and

         WHEREAS, Sublandlord is desirous of subleasing such premises to Subtenant, and Subtenant is desirous of subleasing such premises from Sublandlord; and


         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this agreement, Sublandlord and Subtenant mutually agree as follows:

SUBLEASE -

         1. (a) It is understood and agreed that this instrument is a Sublease. The Master Lease is incorporated as a part hereof except as specifically set forth herein and except as to any provisions of the Master Lease which are inconsistent with the terms hereof, and Subtenant hereby acknowledges receipt of a copy of the Master Lease.

         (b) All rights of Subtenant hereunder are subject to the terms and provisions of the Master Lease. In the event of any inconsistency between the provisions of this Sublease (hereinafter referred to as "Sublease" or "Lease") and the Master Lease, then except as to those matters which are the obligations of Sublandlord hereunder, Subtenant agrees that it shall be bound by the stricter provision. In the event that the Master Lease shall expire or shall terminate as provided in Article Ten or Article Eleven of the Master Lease or otherwise due to a matter outside of the control of Sublandlord, then notwithstanding anything to the contrary herein set forth, this Lease will simultaneously and automatically terminate, without recourse to the parties hereto. Further, Subtenant agrees to indemnify Sublandlord and save it harmless from and against any and all claims, actions, damages, liability, and expenses in connection with or arising out of Subtenant's holdover after the termination of this Sublease. In addition, Subtenant agrees that Sublandlord shall not be liable to Subtenant in damages or otherwise for any breach of the Master Landlord under the Master Lease. Provided, upon written notice from Subtenant to Sublandlord, Sublandlord will permit Subtenant to enforce Sublandlord's rights against Master Landlord with respect to such breach and upon receipt of a written request from Subtenant, with respect to such breach, Sublandlord shall demand performance by the Master Landlord, with respect to the cure thereof.

         (c) Subtenant agrees to perform, fulfill and observe all covenants and agreements of Sublandlord as tenant, as set forth in the Master Lease, to the extent applicable to the Premises and the Additional Areas, except for the covenants and agreements of Sublandlord set forth therein with respect to the payment of rent and other charges to the Master Landlord and except for these covenants which are to be performed by Sublandlord hereunder and except with regard to any other provision thereof, the content or context of which would render them inapplicable to Subtenant. Subtenant acknowledges that nothing contained in this Lease shall be deemed to create any contract or obligation between Master Landlord and Subtenant hereunder.

         (d) Sublandlord further represents and warrants that: (i) the Master Lease, a true and complete copy of which is attached hereto as Exhibit A, is now in full force and effect; (ii) to its knowledge, neither the Master Landlord nor Sublandlord is in default of its obligations thereunder, nor has any event occurred which with the giving of notice and/or passage of time would be a default thereunder; and (iii) subject to the provisions of the

Master Lease, Sublandlord has full right, power, and authority to sublet the Premises as provided herein.

PREMISES -

         2. Sublandlord does hereby let to Subtenant and Subtenant does hereby hire from the Sublandlord, for the term and on the conditions hereinafter provided, that certain office building having approximately Sixty-Five (65,000) thousand square feet of space having an address of One Theall Road, Rye, New York (hereinafter referred to as the "Premises") together with Sublandlord's rights with respect to all other additional areas as defined in the Master Lease ("Additional Areas") which include but are not limited to the present parking areas used in connection with the Premises and situated on the Additional Areas.

TERM -

         3. The term of this Lease shall commence on the actual date of delivery of the Premises to Subtenant in the manner and condition provided under Article 6 hereof, and said term shall expire on January 30, 2005 (the "Term"), subject to the conditions hereinafter set forth, and subject to the provisions of the Master Lease.

USE -

         4. Subtenant shall use and occupy the Premises for general office use only and for no other purpose whatsoever without obtaining the prior written consent of Master Landlord and Sublandlord.

FIXED RENT -

         5. (a) From the Date of Rent Commencement, as hereinafter defined, Subtenant shall pay to Sublandlord, at the address specified in Article 19 hereof, without any prior demand therefor and without any deduction or set-off whatsoever, the following monthly installments of annual fixed rent:

              ANNUAL                                             MONTHLY
            FIXED RENT                                        INSTALLMENTS

          $1,153,750.00                                        $96,145.83

         (b) Said fixed rent shall be payable to Sublandlord on the first day of each month in advance. In the event that Subtenant shall be late in its payment of fixed rent or any other charges due hereunder for a period of five (5) days or more, Subtenant shall pay Sublandlord a late fee in the amount of Four (4%) percent of the amount due.

DATE OF RENT COMMENCEMENT -

         It is understood and agreed that fixed rent under this Lease shall commence on August 1, 1998 (herein referred to as the "Date of Rent Commencement").

DELIVERY OF THE PREMISES/USE OF FURNITURE -DELIVERY OF THE PREMISES/USE OF FURNITURE -

         6. (a) Sublandlord hereby covenants and agrees to deliver possession of the Premises and Additional Areas to Subtenant within ten (10) days of the execution hereof, in substantially the same condition the Premises and Additional Areas were in on January 14, 1998.

         (b) All furniture, fixtures and telephone systems now situated on the Premises belong to Sublandlord are free and clear of all liens and encumbrances, and except as to those items designated by Subtenant to be removed by Sublandlord pursuant to written notice received by Sublandlord within Sixty (60) days of the date of execution hereof, shall remain on the Premises for Subtenant's use during the Term and during any period Subtenant leases the Premises from Master Landlord. All maintenance, repairs and personal property taxes with respect to such furniture, fixtures and phone systems shall be the responsibility of Subtenant and Subtenant shall indemnify and hold harmless Sublandlord with respect to any liability in connection therewith and with the use of such furniture, fixtures and telephone system. Subtenant shall be responsible for the removal and disposal of such furniture, fixtures and phone systems upon the conclusion of the Term and/or upon the termination of such lease or rental period with the Master Landlord, provided, if this Sublease is terminated prior to the expiration of the Term, such fixtures and phone systems shall be returned to Sublandlord in the same condition they were in on the date hereof, reasonable wear and tear excepted. At the conclusion of the Term, provided Subtenant is not in default of its obligations hereunder, Sublandlord will deliver a bill of sale, without warranties except as title, to Subtenant for consideration consisting of One ($1.00) Dollar with respect to such furniture, fixtures and telephone system. Subtenant shall be responsible for all taxes and other costs associated with such transfer and shall hold harmless and indemnify Sublandlord with respect thereto.

         Subtenant agrees that such furniture, fixtures and phone system are delivered to Subtenant in "as is" condition and Sublandlord makes no warranty or representation with respect to the same or their condition, state of repair or fitness for a particular purpose. Sublandlord will assign, without warranty, all manufacturer's warranties with respect to such furniture, fixtures and telephone system to Subtenant.

REPAIRS -

         7. (a) At Subtenant's sole cost, Subtenant shall take good care of the Premises and Additional Areas and shall keep same clean and free of dirt and debris, shall replace all glass broken by Subtenant, its employees or agents, have responsibility for its own trash removal and janitorial services, and shall do the work required to maintain the furniture, fixtures and telephone system and equipment excepting such work as is the obligation of Sublandlord or Master Landlord.

         (b) Except to the extent performed by Master Landlord, Sublandlord agrees to maintain and repair the heating, ventilating, and air-conditioning systems located in and servicing the Premises, maintenance of grounds (including grass cutting and maintenance of shrubs and landscaping) and to be responsible for providing personnel to operate building systems as necessary. Except as provided in Article 7(a) above and 17, 21, 22, 23 and 30 below and except as provided by Master Landlord, Sublandlord shall be responsible for all operating expenses relating to the Premises including without limitation, snow removal from parking lots and sidewalks, external building and window cleaning (quarterly) and service contracts for HVAC repairs and maintenance and elevator service contractors. Sublandlord shall maintain the Premises as a first-class headquarters facility in accordance with industry standards applicable to the location of the Premises.

         (c) Except if Subtenant exercises any option to extend the Master Lease granted by Master Landlord, at the end, expiration, or other termination of the Term, except for such work as is Sublandlord's obligation hereunder, Subtenant shall deliver up the Premises and Additional Areas in as good order and condition as they are required to be upon the termination of the Master Lease and with all of Subtenant's trade fixtures and equipment removed therefrom.

ACCESS TO PREMISES -

         8. Sublandlord, its duly authorized agents and representatives shall have the right, following reasonable notice to Subtenant (except in the case of an emergency, when no notice shall be necessary), to enter into and upon the Premises and Additional Areas, or any part thereof, during Subtenant's business hours, or at any time in the event of an emergency, for the purpose of examining the same or making such repairs therein as may be necessary for the safety and preservation thereof.

DAMAGE AND DESTRUCTION -

         9. (a) Subtenant shall give prompt notice to Sublandlord in case of fire, damage, destruction or accidents in the Premises and Additional Areas or of defects therein or in any fixtures or equipment. However, such notices, or any occurrence giving rise thereto, shall not impose any duty on Sublandlord except as otherwise expressly provided herein. Provided, Sublandlord agrees to give notice thereof and to demand performance of Master Landlord's obligations pursuant to Article Ten of the Master Lease. If Master Landlord fails or refuses to comply with its obligations to repair the Premises as provided in the Master Lease, Sublandlord will permit Subtenant to enforce Sublandlord's rights against Master Landlord with respect to such breach and will cooperate with Subtenant in such enforcement, at no expense to Sublandlord.

         (b) If following any fire, accident, damage or destruction, the Master Lease shall terminate pursuant to Article Ten thereof, Sublandlord shall give Subtenant notice thereof and this Sublease shall simultaneously and automatically terminate without recourse to the parties hereto.

EMINENT DOMAIN -

         10. (a) In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Sublease shall terminate and expire as of the date prior to the date of such taking, and Sublandlord and Subtenant shall thereupon be released from any liability thereafter accruing hereunder. The rights of the parties shall be governed by the terms of the Master Lease.

         (b) In the event the Master Lease shall terminate pursuant to Article Eleven thereof, Sublandlord shall give Subtenant notice thereof and this Sublease shall simultaneously and automatically terminate without recourse to the parties hereto.

ASSIGNMENT AND SUBLETTING -

         11. Subtenant may sublet the whole or any part of the Premises, with Sublandlord's prior written consent which shall not be unreasonably withheld or delayed, provided Master Landlord consents to same pursuant to the provision of the Master Lease. Subtenant may assign this Sublease or sublease the Premises in whole or in part to an affiliate, subsidiary or related entity without the prior written consent of Sublandlord, provided Master Landlord consents pursuant to the provision of the Master Lease and Subtenant agrees in writing to continue to be bound to

Sublandlord pursuant to the provisions hereof for its obligations hereunder for the remainder of the Term.

ALTERATIONS -

         12. Subtenant may make alterations to the Premises which are non-structural in nature. All alterations shall be in compliance with all applicable laws and with all requirements of the Master Lease. At the end of the Term, Subtenant shall return the premises to Sublandlord in the condition required under the Master Lease.

SIGNS -

         13. All signs located on the Premises or the Additional Areas shall be subject to the approval of the appropriate governing authorities and the provisions of the Master Lease.

REMOVAL OF FIXTURES & SIGNS -

         14. All alterations, additions, and improvements in or upon the Premises made by either party (except Subtenant's furniture, trade fixtures, and other equipment), shall become the property of Sublandlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination or other expiration of the term (or any renewal term) hereby granted provided, at the termination or other expiration of the Term, Subtenant shall remove the items enumerated in the parenthetical above and any other items required to be removed pursuant to the provisions of the Master Lease. as well as its signs and identification marks, from the Premises and Additional Areas. Subtenant agrees to repair any and all damage caused by such removal.

SUBLANDLORD NOT LIABLE -

         15. Neither Sublandlord nor Sublandlord's agents shall be liable for any injury or damage to persons or property resulting from steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or Additional Areas, or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Sublandlord, its agents, servants or employees; nor shall Sublandlord or its agents be liable for any such damage caused by Master Landlord or other persons in the Premises or Additional Areas, or caused by operations in construction of any private, public or quasi-public work.

SUBROGATION -

         16. The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the Premises and Additional Areas and to the fixtures, personal property, Subtenant's improvements, and alterations of either Sublandlord or Subtenant in the Premises and Additional Areas that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right to recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any other risks insured against under any insurance policy required by this Sublease. If any insurance policy cannot be obtained with a waiver of subrogation or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver or subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of twenty (20) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charge, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

UTILITIES -

         17. Effective upon delivery of the premises to Subtenant, Subtenant agrees to pay for all water consumed by it and to pay for any public sewer charges applicable to the Premises to the extent not included as a portion of real property taxes. Subtenant also agrees to pay for all other utilities, including gas and electricity, consumed by it in the Premises and covenants and agrees that it will keep sufficient heat in the Premises, at all times, to prevent pipes from freezing.

DEFAULTS -

         18. (a) If Subtenant shall default in the payment of the rent reserved herein or any item of additional rent herein mentioned, or any part of either, and such default shall continue for Five (5) days after written notice to Subtenant; or if Subtenant shall default in fulfilling any of the other covenants of this Sublease and such default shall continue for a period of Fifteen (15) days after written notice thereof from Sublandlord, provided, however, that Subtenant shall not be deemed to be in default if the nature of such default is such that the same cannot be reasonably cured within such Fifteen (15) day period and Subtenant shall, within such period, commence such cure and thereafter diligently prosecute the same to completion or if any execution or attachment shall be issued against Subtenant or any of its property whereby the premises shall be taken or occupied or attempted to be taken or occupied by someone other than Subtenant and the same shall not be bonded, dismissed or discharged as promptly as possible under the circumstances; or if Subtenant shall file or have filed against it a petition under the United States Bankruptcy Code which is not vacated within Sixty (60) days; then, and in any such event Sublandlord may give to Subtenant Fifteen (15) days' notice of its intention to end the term of this Sublease and Subtenant shall then quit the premises and surrender the same, but shall remain liable as hereinafter provided. Sublandlord may without further notice re-enter the Premises and Additional Areas, and dispossess Subtenant and the legal representative of Subtenant or other occupant of the Premises and Additional Areas by summary proceedings or otherwise, and remove their effects and hold the Premises and Additional Areas as if this Sublease had not been made.

         (b) In case of any such default, re-entry, expiration and/or dispossession by summary proceedings or otherwise, the rent shall become due thereupon and shall be paid up to the time of such re-entry, dispossession and/or expiration, together with such reasonable expenses as Sublandlord may incur for legal expenses, attorneys' fees, brokerage and/or putting the premises in good order or for preparing same for re-rental, and Subtenant shall also pay to Sublandlord as liquidated damages for the failure of Subtenant to observe and perform its covenants herein contained, any deficiency between the rent herein reserved and the net amount, if any, of the rents collected on account of the re-letting of the Premises for each month of the period which would otherwise have constituted the remainder of the Term. Mention in this Sublease of any particular remedy shall not preclude Sublandlord from any other remedy in law or in equity. Subtenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event Subtenant is evicted or dispossessed, for any cause, or in the event Sublandlord obtains possession of the Premises by reason of the violation by Subtenant of any of the covenants and conditions of this Lease.

NOTICES -

         19. All notices that shall be given or served upon either party to this Lease shall be in writing and shall be given or served as follows: If given or served by Subtenant, by mailing the same to Sublandlord by registered or certified mail, return receipt requested, or by overnight courier service which provides a receipt, addressed to Sublandlord, PO Box 1376, c/o Property Administration Department, Attention: Property Administration Department, Woonsocket, Rhode Island 02895, or at such other address as Sublandlord may from time to time designate by notice given to Subtenant; and if given or served by Sublandlord, by mailing the same to Subtenant by registered or certified mail, return receipt requested, or by overnight courier service which provides a receipt, addressed to Subtenant at the address listed on Page 1 of this Lease and to Salon, Marrow & Dyckman, LLP, 685 Third Avenue, New York, New York 10017, Attention: Joel Salon, Esquire, or at such other address as Subtenant may from time to time designate by notice given to Sublandlord.

DELETED PROVISIONS -

         20. (a) Subtenant shall have no option to extend the Term of this Sublease.

         (b) Subtenant shall have no rights under subsections 19.15, 19.23 or
19.24 of the Master Lease.

COMMON AREA MAINTENANCE COSTS -

         21. Subtenant agrees to pay One Hundred (100%) percent of the increase in operating expenses paid by Sublandlord over the cost of such operating expenses in the base year July 1, 1998 through June 30, 1999. Operating expenses shall mean all expenses incurred by Sublandlord in performing its obligations hereunder and under the Master Lease (other than payment of Rent) or payable or incurred by Sublandlord or Master Landlord under the Master Lease except for those obligations of Sublandlord for real property taxes provided for in Section 22 hereof. Any sum payable to Sublandlord under this Article 21 shall be paid by Subtenant within fifteen (15) days of the date a bill is rendered to Subtenant accompanied by a detailed statement of the calculation of the sum due. Subtenant or its agent shall have the right to inspect Sublandlord's books and records regarding operation expenses for a period of one (1) year after the date a bill is rendered.

TAXES -

         22. (a) Subtenant further agrees to pay Sublandlord, One Hundred (100%) percent of the increase in real property taxes, other taxes and assessments payable with respect to the Premises and Additional Areas over such real property taxes, other taxes and assessments payable with respect to the base year July 1, 1998 through June 30, 1999. Any sum payable to Sublandlord under this

Article shall be payable within Fifteen (15) days of the date a bill is rendered to Subtenant together with copies of the relevant tax bills.

         (b) To the extent permitted by the Master Lease, Subtenant shall have the right, in good faith and by appropriate proceedings, and at Subtenant's sole cost to contest the validity or amount of any real property tax on the Premises; provided that Subtenant shall first satisfy any requirements of law and the Master Lease. Sublandlord agrees, at Subtenant's sole cost, to render to Subtenant all assistance reasonably necessary in contesting the validity or amount of any such tax at no cost to Sublandlord, including joining in and signing any protest or pleadings which Subtenant may deem necessary or advisable under applicable law. It is agreed that should any rebate be received in regard to such proceedings, then Subtenant shall first recover its reasonable legal costs and expenses, and then the pro rata share of such rebate shall reduce Subtenant's tax obligation hereunder. If Sublandlord shall attempt to obtain an assessment reduction, Subtenant shall be responsible to pay to Sublandlord, Subtenant's Pro Rata Share of any reasonable legal costs and expenses of Sublandlord arising therefrom.

INSURANCE -

         23. Subtenant agrees to carry all liability insurance required to be carried by Sublandlord under the Master Lease.

         Subtenant agrees to deliver to Sublandlord a certificate of such insurance naming Sublandlord and Master Landlord as "additional insureds" upon the execution hereof and thirty (30) days prior to the expiration of any such policy. Subtenant also shall comply with the Master Lease with respect to any other insurance policies and/or certificates required by the Master Landlord or Sublandlord as tenant thereunder except for workers compensation, disability and similar insurance payable by Sublandlord in connection with its employees

EXTRA HAZARDOUS USE -

         24. The Subtenant shall not use or occupy the Premises or Additional Areas or any part thereof or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise.

BROKER -

         25. Sublandlord and Subtenant each represent and warrant that it has had no dealings or conversations with any real estate broker in connection with the negotiation and execution of this Lease other than with Insignia/Rostenberg-Doern, Benson,

Commercial Realty and Austin Corporate Properties. Sublandlord and Subtenant each agree to indemnify the other against all liabilities arising from any claim of any other real estate brokers, including cost of counsel fees, resulting from their respective acts. Sublandlord warrants and agrees that it shall be solely responsible for any and all brokerage commissions owing to said brokers pursuant to separate agreements, as a result of the negotiation and execution of this Sublease.

NO WAIVER -

         26. A waiver by either party of any breach or breaches by the other of any one or more of the covenants, agreements or conditions of this Sublease shall not bar the enforcement of any other rights or remedies for any subsequent breach of any of the same or other covenants, agreements or conditions.

SUBTENANT'S INDEMNITY -

         27. (a) Subtenant shall defend, indemnify and save harmless Sublandlord and its agents and employees against and from all costs, expenses, claims, demands or liabilities arising from the following:

         (i) any willful, negligent or tortious act or omission on the part of Subtenant or any of its agents, contractors, subcontractors, servants, employees, licensees or invitees; or

         (ii) any failure by Subtenant to comply with any applicable law governing its use of the Premises and/or the Additional Areas; or

         (iii) any failure on the part of Subtenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Sublease or the Master Lease on its part to be performed or complied with, except to the extent such liability is occasioned by Sublandlord's willful, negligent or tortious act or omission.

         In case any action or proceeding is brought against Sublandlord by reason of any such claim, Subtenant, upon written notice from Sublandlord, shall, at Subtenant's expense, resist or defend such action or proceeding.

SUBLANDLORD'S INDEMNITY -

         28. Sublandlord shall defend, indemnify and save harmless Subtenant and its agents and employees against and from all costs, expenses, claims, demands or liabilities arising from the following:

         (i) any willful, negligent or tortious act or omission on the part of Sublandlord or any of its agents, contractors, subcontractors, servants, employees, licensees or invitees; or

         (ii) any failure by Sublandlord to comply with any applicable law governing its leasing or use of the Premises and/or the Additional Areas; or

         (iii) any failure to the part of Sublandlord to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Sublease or the Master Lease on its part to be performed or complied with, except to the extent such liability is occasioned by Subtenant's willful, negligent or tortious act or omission.

         In case any action or proceeding is brought against Subtenant by reason of any such claim, Sublandlord, upon written notice from Subtenant, shall, at Sublandlord's expense, resist or defend such action or proceeding.

FORCE MAJEURE -

         29. The time of Sublandlord or Subtenant, as the case may be, to perform any of its obligations hereunder, with the exception of monetary payments due to Sublandlord hereunder, shall be extended if and to the extent that the performance thereof shall be prevented due to strikes, lockouts, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, governmental regulations or controls, inability to obtain labor or materials despite due diligence, act of God, or other cause beyond the control of the party hereto whose performance is required.

HAZARDOUS MATERIALS -

         30. (a) For the purposes hereof, the term "Hazardous Materials" shall include, without limitation, substances defined as "hazardous substances", "hazardous materials", or "toxic substances" in any applicable federal law, any applicable state law, and/or any rules or regulations adopted or promulgated pursuant to any of said laws.

         (b) Subtenant represents and warrants that it will not use, store or dispose of any Hazardous Materials in the premises or the additional areas. With regard to any Hazardous Materials released or caused to be released at the Premises or the Additional Areas by Subtenant, Subtenant shall remove same, in compliance with all applicable laws, and at Subtenant's sole cost and expense; and Subtenant agrees to defend, indemnify and hold Sublandlord and Master Landlord harmless from and against any and all costs, damages, expenses, and/or liabilities (including reasonable attorneys' fees) which Sublandlord or Master Landlord may suffer as a result of any claim, suit or action regarding any such Hazardous Materials (whether alleged or real), and/or regarding the removal and clean-up of same.

         (c) Subtenant's obligations pursuant to this Article shall survive any expiration and/or termination of this Sublease.

         (d) Sublandlord represents that to its knowledge there are no hazardous materials at the Premises or the Additional Areas and will indemnify and hold harmless Subtenant in connection with liability arising due to the presence of any Hazardous Materials on or under the Premises or the Additional Areas at the commencement of the Sublease.

GOVERNING LAW -

         31. This Sublease shall be governed and construed in accordance with the laws of the State in which the premises are located.

ENTIRE AGREEMENT -

         32. This Sublease contains and embraces the entire agreement between the parties hereto and may not be changed or terminated orally or by any agreement unless such agreement shall be in writing and signed by the party against whom enforcement of such change or termination is sought.

SEVERABILITY -

         33. If any term or provision of this Sublease or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION -

         34. (a) Subtenant and Sublandlord shall at any time and from time to time upon not less than thirty (30) days prior request, execute, acknowledge and deliver to the other party or to any mortgagee of the Premises a statement in writing certifying the date of commencement of this Sublease, that the Sublease is unmodified and in full force and effect or if there have been modifications to this Sublease, that it is in full force and effect as modified and stating the date of modifications), the dates to which the rent and other charges have been paid and there are no defenses or offsets to this Lease (or stating those claimed).

         (b) Upon the request of Sublandlord, Subtenant will subordinate its rights hereunder to the lien of any mortgages, deed(s) of trust or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Premises and/or the Additional Areas and to all advances made or hereafter to be made upon the security thereof. This section shall be self-operative and no further instrument or subordination shall be required to be delivered to any lender. Upon the request of any such lender, Subtenant will attorn as Subtenant under this Sublease to such lender provided that the lender execute a non-disturbance agreement with the Subtenant upon terms reasonably acceptable to Subtenant. Sublandlord agrees to request Master Landlord to deliver a non-disturbance agreement to Subtenant, such instrument to be executed by Master Landlord's present mortgagee.

         (c) If Subtenant does not receive confirmation from Master Landlord that there is no lien on the Premises or if there is such a lien, a nondisturbance agreement from the lien holder, on or before the date Master Landlord approves this Sublease, Subtenant shall have a period of ten (10) days after the date of such approval to terminate this Lease by notice in writing to Sublandlord.

HEADINGS -

         35. It is agreed that the headings of the various paragraphs herein are for reference only and are not to be construed as part of this agreement.

SUCCESSORS AND ASSIGNS -

         36. This Sublease shall inure to the benefit of and be binding upon the successors and assigns of Subtenant and the successors and assigns of Sublandlord.

         IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Lease on the day and year first above written.

WITNESS:                                    SUBTENANT:
                                            LILLIAN VERNON CORPORATION



/s/                                         BY: /s/ Lillian Vernon
---------------------------                    -------------------------------
          WITNESS                           NAME: Lillian Vernon
                                                 -----------------------------
                                            TITLE: CEO
                                                  ----------------------------


WITNESS:                                    SUBLANDLORD:
                                            CVS NEW YORK, INC.


/s/                                         BY: /s/ Herni J. Mackor
---------------------------                    -------------------------------
          WITNESS                           NAME: Herni J. Mackor
                                                 -----------------------------
                                                        VICE PRESIDENT

                                            CVS LEGAL APPROVAL:
                                                               ---------------


                                            BY: /s/ Philip C. Gablo
                                               -------------------------------
                                            NAME: Philip C. Gablo
                                                 -----------------------------
                                                 Vice President and Treasurer

                                    GUARANTY


         IN CONSIDERATION of the execution and delivery of the within Sublease dated the 30th day of January, 1998, by and between CVS NEW YORK, INC., as Sublandlord, and LILLIAN VERNON CORPORATION, as Subtenant (the "Sublease"), the undersigned, CVS CORPORATION ("Guarantor"), having its office at One CVS Drive, Woonsocket, Rhode Island 02895, hereby guarantees to Subtenant, the timely payment and performance by Sublandlord of its covenants and agreements contained in the Sublease; and Guarantor hereby expressly waives notice of all defaults and agrees that the waiver of any rights by Subtenant against Sublandlord, arising out of defaults by Sublandlord or otherwise, shall not in any way modify or release the obligations of Guarantor.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed this 3rd day of February, 1998.
                                            GUARANTOR:

WITNESS:                                    CVS CORPORATION


                                            BY: /s/ Zenon P. Lankowsky
-----------------------------                  -----------------------------
         WITNESS                            NAME: Zenon P. Lankowsky
                                                 ---------------------------
                                            TITLE: Secretary
                                                  --------------------------

                                EXHIBIT A


                               INDEX
                               -----
                                                                          PAGE
                                                                          ----
ARTICLE ONE.               GRANT AND TERM                                   1
   1.01                    Leased Premises                                  1
   1.02                    Use of Additional Areas                          2
   1.03                    Commencement of Term                             2
   1.04                    Length of Term                                   2
   1.05                    Termination                                      3

ARTICLE TWO.               RENT                                             3
   2.01                    Rent                                             3
   2.02                    Operating Expense Adjustments                    3

ARTICLE THREE.             CONDUCT OF BUSINESS BY TENANT                    6
   3.01                    Use of Premises                                  6
   3.02                    Suitability                                      6
   3.03                    Uses Prohibited                                  6
   3.04                    Governmental Regulation                          7
   3.05                    Advertising, Signs                               7

ARTICLE FOUR.              INSURANCE
   4.01                    Liability Insurance                              7
   4.02                    Fire Insurance and Fire Insurance Premiums       8
   4.03                    Exemption of Landlord and Management
                              Company from Liability                        8
   4.04                    Insurance of Improvements                        9
   4.05                    Waiver of Subrogation                           10
   4.06                    Covenant to Hold Harmless                       11

ARTICLE FIVE.              CONSTRUCTION OF LEASED PREMISES                 11

ARTICLE SIX.               UTILITIES                                       12

ARTICLE SEVEN.             PARKING AND COMMON USE AREAS AND FACILITIES     13

ARTICLE EIGHT.             FIXTURES, ALTERATIONS AND IMPROVEMENTS          14
   8.01                    Tenant's Right to Make Alterations              14
   8.02                    Mechanic's Lien                                 15


                                      i


                                   INDEX (cont'd)
                                                                          Page
                                                                          ----
   8.03                    Fixtures and Personal Property                  17
   8.04                    Windows                                         18

ARTICLE NINE.              MAINTENANCE OF LEASED PREMISES                  18
   9.01                    Maintenance                                     18
   9.02                    Rules and Regulations                           19

ARTICLE TEN.               DAMAGE AND DESTRUCTION                          19
  10.01                    Notice by Tenant                                19
  10.02                    Destruction of Leased Premises                  19
  10.03                    Abatement of Rent                               20

ARTICLE ELEVEN.            EMINENT DOMAIN                                  20

ARTICLE TWELVE.            DEFAULT                                         22
  12.01                    Default of Tenant                               22
  12.02                    Remedies of Landlord                            22
  12.03                    Late Charges                                    24
  12.04                    Bankruptcy or Insolvency of Tenant              25
  12.04a                   Tenant's Interest Not Transferable              25
  12.04b                   Termination                                     25
  12.04c                   Tenant's Obligation to Avoid Creditors
                              Proceedings                                  26
  12.04d                   Rights and Obligations Under the Federal
                              Bankruptcy Code                              27
  12.04e                   Severability                                    28
  12.05                    Default by Landlord                             28
  12.06                    Excuse of Landlord's Performance                29

ARTICLE THIRTEEN.          ASSIGNMENT AND SUBLETTING                       29

ARTICLE FOURTEEN.          ESTOPPEL CERTIFICATE, ATTORNMENT, AND
                              SUBORDINATION                                31
  14.01                    Estoppel Certificate                            31
  14.02                    Transfer by Landlord                            32
  14.03                    Subordination                                   32

ARTICLE FIFTEEN.           ACCESS BY LANDLORD                              33
  15.01                    Right of Entry                                  33
  15.02                    Excavation                                      33

ARTICLE SIXTEEN.           QUIET ENJOYMENT                                 34

                                      ii

                                     LEASE

     This Lease is entered into as of this 7th day of April   , 1988, by and
between URBCO, INC., (hereinafter referred to as "Landlord") and MELVILLE CORPORATION (hereinafter referred to as "Tenant"):

     WHEREAS, Landlord is the owner of those certain premises more fully described in Paragraph 1.01 hereof; and

     WHEREAS, Tenant desires to lease such premises from Landlord;

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter contained, Landlord and Tenant agree as follows:

                                 ARTICLE ONE
                                GRANT AND TERM

Section 1.01. Leased Premises

     In consideration of the rents, covenants, and agreements on the part of Tenant to be paid and performed, Landlord leases to Tenant, and Tenant leases from Landlord, a single tenant two story 65,000 square foot building to be constructed on the northerly portion of a 14 acre site which is to be subdivided into two parcels of approximately seven (7) acres each, and is presently known as 120 Old Post Road, Rye, New York, as shown on a preliminary site plan prepared by Fox & Fowle Architects, P.C. and dated February 24, 1988 and which is incorporated herein by reference (herein called the "Site Plan") (herein called the "Office Building," "Premises" or "Leased Premises"). The Office Building will be constructed generally in accordance with the preliminary design prepared by Fox & Fowle Architects, P.C. and dated October 9, 1987 and which is incorporated herein reference. If during construction of the Office Building changes need to be made to the Site Plan Tenant agrees to cooperate with Landlord in making all necessary changes.

     The Premises are leased subject to encumbrances, covenant easements, restrictions, rights-of-way, utility rights and easements, and all other matters of record whether presently existing or hereafter granted which may affect the premise provided that none of them adversely affects the construction and continued use of the Office Building to be erected thereon for the purposes described in this Lease.

Section 1.02. Use of Additional Areas

     The use and occupation by Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, employees' parking areas, service areas, service roads, loading facilities, sidewalks and customer car parking areas, and other facilities as may be designated from time to time by Landlord, subject however to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

Section 1.03. Commencement of Term

     The term of this Lease and Tenant's obligation to pay rent shall commence ninety (90) days after notification to Landlord and Tenant from Fox & Fowle Architects, P.C. (hereinafter referred as the "Architect") that the core and shell are substantially complete or upon the Architect's determination that the tenant improvements are substantially complete, whichever sooner occurs.

Section 1.04. Length of Term

     The term of this Lease shall be for fifteen (15) years and no (0) months following the commencement date with the term commencing at 8:00 o'clock A.M. on such commencement date and terminating at 5:00 o'clock P.M. on the last day of the term.

Section 1.05. Termination

     This Lease is conditioned upon Landlord obtaining all state, county, town or municipal department approvals required for the subdivision of the property and construction of the Office Building, including building permits for the core and shell. In the event said approvals are not obtained from the appropriate governmental entities by December 31, 1988, either Landlord or Tenant may, upon sixty (60) days' written notice, terminate this Lease if the approvals are not obtained within said sixty (60) day period.

                            ARTICLE TWO
                               RENT

Section 2.01. Rent

     The fixed minimum annual base rent during the term of this Lease shall be payable by Tenant in equal monthly installments on or before the first day of each month in advance, at the office of Landlord or its designated agent, or at such other place designated in writing by Landlord, without any prior demand therefor, and without any deduction or set-off whatsoever, and shall initially be $1,313,000.00 annually ($109,416.66 per month) for years 1-5; $1,508,000.00 annually ($125,666.66 per month) for years 6-10; and
$1,703,000.00 annually ($141,916.66 per month) for years 11-15.

Section 2.02. Operating Expenses

     Tenant shall bear the cost of all the expenses paid or incurred by Landlord on account of the operation or maintenance of the Office Building (herein called "Operating Expenses") including but not limited to the following types of expenses:

     Tenant Expenses: All costs and expenses relating to the repair and maintenance of the HVAC systems and the elevator, real property taxes and assessments, rent taxes, gross receipts taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both) plus costs incurred in the management of the Office Building calculated at the rate of 1.5% of the total of the rent, taxes and opening expenses. Tenant shall pay for 100% of the Tenant Expenses.

     Shared Expenses: All costs and expenses relating to landscaping, snow removal, grounds security, common area electric and common area water.
Grounds security shall be a Shared Expense unless the security needs of one of the parcels increases beyond that of the other in which event grounds security shall be provided separately to each parcel and Tenant shall bear its own cost of security. It is anticipated that Landlord will provide these services jointly to the two seven (7) acre parcels and in such event, Tenant shall pay for 50% of the total of the Shared Expenses.

     Pro-Rata Expenses: All costs and expenses relating to a building engineer, porter/matron, cleaning supplies, cleaning contract, window cleaning, insurance, trash removal, general repairs and maintenance (e.g. fire protection, minor repairs to the building and plumbing, exterminator, plants, etc.) and miscellaneous expenses (e.g. office supplies, petty cash, telephone, beepers, etc.) It is anticipated that Landlord will provide these services jointly to both of the buildings on the entire parcel and in such event, Tenant will pay its share of these expenses on a pro-rata basis, the numerator of which is square footage of Tenant's premises and the denominator of which is the total square footage of the two buildings on the entire parcel. In the event either Landlord or Tenant determines that a pro-rata allocation of any or all of these services is inequitable, impractical or unfeasible, Landlord will provide these services by separate contract(s) solely for Tenant, in which event Tenant shall pay the full amount of said expenses.

     Operating Expenses shall not include depreciation on the Office Building or on equipment used therein, loan payments, executive salaries, real estate broker's commissions or capital improvements.

     Tenant shall pay such Operating Expenses (also referred to herein from time to time as "Additional Rent") to Landlord in equal monthly installments, in amounts estimated from time to time by Landlord, in advance on the first day of each month. If the aggregate amount of such monthly payments paid by Tenant exceeds the actual amount thereafter due, the overpayment shall be credited on Tenant's next succeeding charge or charges for each expense or, during the last lease year, Landlord will refund such excess to Tenant within thirty (30) days following the expiration of the lease term, provided Tenant is not then in default of any of its obligations under this Lease. If the aggregate amount of such monthly payments paid by Tenant shall be less than the actual amount due, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, within thirty (30) days after written demand from Landlord.

     Annually, Landlord shall provide Tenant with a written statement from Landlord setting forth the amount of such Additional Rent and showing in reasonable detail the manner in which it has been computed. Tenant shall have the right upon prior written notice to Landlord, to examine Landlord's books and records at any reasonable time during ordinary business hours to verify Landlord's statement of such expenses.

     Notwithstanding that the lease term has expired and Tenant has vacated the leased premises, when the final determination is made of Tenant's Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

     If Tenant shall fail to pay, within thirty (30) days from the date when due, any rent, Operating Expense, amounts or any other charges payable hereunder, such unpaid amounts shall bear interest from the date due to the date of payment at the rate of eighteen (18%) percent per annum.

                               ARTICLE THREE
                        CONDUCT OF BUSINESS BY TENANT

Section 3.01. Use of Premises

     The leased premises shall be used and occupied by Tenant for general office use only and for no other purposes whatsoever without obtaining the prior written consent of Landlord.

Section 3.02. Suitability

     This Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the premises.

Section 3.03. Uses Prohibited

     Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of any other tenants or occupants of any other buildings on the adjacent Property or injure or annoy them, or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Tenant cause, maintain or permit any nuisance in, on or about the premises. Tenant shall not commit or allow to be committed any waste in or upon the premises. No portion of the premises may be used for any of the purposes prohibited by or in contravention of the rules and regulations reasonably promulgated by Landlord from time to time and delivered to Tenant pursuant to Section 9.02 hereof. Tenant shall not interfere with the quiet enjoyment of any other tenant in other buildings on the adjacent Property. Without limiting the generality of the foregoing, nothing shall be prepared or manufactured in the leased premises which might emit an odor outside the Office Building, or cause an objectionable noise or vibration in the Office Building. Tenant further agrees not to connect any apparatus, machinery or device to the electric wires or water or other pipes in the leased premises except as set forth in Article Six hereof, except that Tenant may install the usual office machines and equipment, such as electric typewriters, adding machines, teletypewriters and similar equipment.

Section 3.04. Governmental Regulations

     Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements, statutes, and ordinances of all county, municipal, state, federal and other governmental authorities having jurisdiction, now in force or which may hereafter be in force, pertaining to the leased premises.

Section 3.05. Advertising, Signs

     Tenant shall not affix or maintain upon the glass panes and supports of the windows, (or within 24 inches of any window), doors and the exterior walls of the premises, any signs, advertising, placards, names, insignia, trademarks, descriptive material or any other such like items except such as shall have first received the written approval of Landlord as to size, type, color, location, copy, nature and display qualities. Advertising by way of handbills, leaflets, pamphlets or other written materials given to members of the general public is not permitted in the Office Building or any of the common areas. Tenant shall not affix any sign to the roof of the Office Building. Upon receipt of appropriate municipal approvals and subject to the consent of Landlord, Tenant shall be permitted to erect an exterior sign as described on attached Exhibit A.

                                 ARTICLE FOUR
                                  INSURANCE

Section 4.01. Liability Insurance

     Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the leased premises and the business operated by Tenant in the leased premises, in which the limit of public liability shall not be less than one million ($1,000,000) dollars per single occurrence. Landlord shall have the right to require Tenant to increase such insurance limits to such amounts as Landlord shall reasonably require from time to time during the lease term. The policy shall name Landlord, Landlord's agent, Landlord's designated management company and Tenant as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord thirty (30) days prior written notice. The insurance carrier shall have at least a Best's key rating of A:XV. A copy of the policy or a certificate of insurance showing Landlord and its designated agent as named additional insured shall be delivered to Landlord and to its designated agent. Such insurance policy shall contain a provision that it and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance.

Section 4.02. Fire Insurance and Fire Insurance Premiums

     Tenant agrees that it will not keep, use, sell, or offer for sale in or about the leased premises, any article which may be prohibited by Landlord's or Tenant's fire insurance policy then in effect covering the leased premises and/or the Office Building or any of its contents. In the event Tenant's occupancy causes any increases of premium or cancellation of the fire and/or any other insurance policy covering the Office Building or any part thereof above the rate for an office building of the type and use contemplated in Article Three, Tenant shall pay the additional premium on the fire and/or casualty insurance policy by reason thereof. Tenant shall also pay in such event any additional premium on the rent loss insurance policy that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional insurance premiums shall be rendered by Landlord or Tenant at such times as Landlord may elect, and shall be due and payable by Tenant when rendered.

Section 4.03. Exemption of Landlord and Management Company from Liability

     Neither Landlord, its agents nor its designated management company shall be liable for injury to Tenant's business for loss of income therefrom or for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees, customers, agents or contractors, or any other person in or about the leased premises caused by or resulting from fire, explosion, falling plaster, steam, electricity, gas, dampness, water or rain which may leak or flow from or into any part of the leased premises from the roof, street or sub surface condition or from any other place, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or by any other cause of whatsoever nature, whether said damage or injury results from conditions arising upon the leased premises or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing same is inaccessible to Tenant. Neither Landlord, its agents nor its designated management company shall be liable for any damage caused by other persons in the leased premises, occupants of adjacent property of the Office Building, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable for any latent defect in the leased premises unless such latent defect is covered by a guarantee from Landlord's contractor(s) in which case Landlord's liability shall not exceed that of the contractor(s).

Section 4.04. Insurance of Improvements

     Tenant shall at all times maintain fire insurance with broad form extended coverage in the name of both Landlord, its agent, and Tenant, in an amount adequate to cover the full replacement cost in the event of fire or extended coverage loss of all trade fixtures, alterations, decorations, additions, or improvements made to the leased premises by Tenant or by Landlord on Tenant's behalf which do not become property or Landlord, with loss proceeds payable to Landlord and/or Tenant as their interests may appear, it being expressly understood and agreed that none of such property shall be insured by Landlord under such insurance as it may carry upon the Office Building. Such insurance policy shall be maintained with an insurance company having at least a Best's key rating of A:XV. At Tenant's option, and so long as Tenant maintains a net worth of at least twenty five million dollars ($25,000,000.00), as disclosed in its annual report, Tenant may provide the insurance coverage required by this section 4.04 through self insurance. In the event of fire or other damage Tenant will repair the premises and restore them to the condition that existed prior to the damage. Tenant shall deliver to Landlord certificates of such fire insurance policy or policies which show Landlord and its designated agent as named additional insured and shall each contain a clause requiring insurer to give Landlord thirty (30) days written notice of modification or cancellation of such policies.

Section 4.05. Waiver of Subrogation

     The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the Office Building and to the fixtures, personal property, Tenant's improvements, and alterations of either Landlord or Tenant in the Office Building that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right to recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any other risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver or subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of twenty (20) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charge, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

Section 4.06. Covenant to Hold Harmless

     Tenant covenants, to the extent permitted by applicable law, to indemnify Landlord, its partners, representatives, agents and employees, and save them harmless from and against any and all claims, actions, damages, liability and expense including the attorney's fees of counsel designated by Tenant and approved by Landlord, in connection with all losses, including loss of life, personal injury and/or damage to property (except for loss or damage caused solely by the negligence of Landlord or its agents or representatives), arising from or out of any occurrence in, upon or at the leased premises or the occupancy or use by Tenant of the leased premises or any part hereof, or arising from or out of Tenant's failure to comply with any provision of this lease or occasioned wholly or part by any act or omission of Tenant, its agents, contractors, suppliers, employees, servants, customers or licensees. In case Landlord or any other party so indemnified shall, without fault, be made a party to any litigation commenced by or against the Tenant, then Tenant shall protect and hold them harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by them in connection with such litigation.

                              ARTICLE FIVE
                     CONSTRUCTION OF LEASED PREMISES

        Landlord shall, at its cost and expense, pursue to completion the core and shell of the Office Building as described in that certain "Scope of Work" dated March 23, 1998, which is marked Exhibit B and is attached hereto and made a part hereof. Tenant shall, at its sole cost and expense, cause the tenant improvements to be built in accordance with plans and specifications approved in writing by Landlord prior to commencement of the work. All such construction shall be completed in compliance with Article Eight hereof. During the course of construction Landlord shall have the right to visit the Premises to review and inspect the progress of the work.

     Tenant shall receive a credit of $25.00 per square foot to be applied to the cost of approved tenant improvements. Tenant will be billed directly by the contractor(s) for work performed and Landlord will advance the allowance to Tenant as the leasehold improvements are constructed, on a pro-rata basis.

     If the cost of the approved tenant improvements exceed $25.00 per square foot, at Tenant's request, the annual rent will be increased by the amount necessary to amortize such additional cost over the term of the Lease at the rate of 11% per annum.

                                  ARTICLE SIX
                                   UTILITIES

     Landlord shall arrange for gas, if required by the preliminary design, water and electricity to be brought to the site for use by the Tenant in the Office Building. Tenant shall pay for gas, water and electricity attributable to Tenant's use and occupancy of the Premises. Landlord shall cause to be installed separate meters to measure Tenant's use of gas, water and electricity. Landlord shall direct the appropriate utility companies to bill said utilities directly to Tenant.

     Landlord shall not be liable for failure to furnish any of the foregoing services when such failure is caused by accident or conditions beyond the control of Landlord, or by repairs, labor disturbances, labor disputes of any character; nor shall Landlord be liable for loss of or injury to property however occurring through or in connection with incidental to the furnishing of any of the foregoing, nor shall such failure relieve Tenant from its duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant.

     Tenants shall not use any device or apparatus in the Office Building which will require electric current in excess of the Office Building's capacity.

                                ARTICLE SEVEN
                  PARKING AND COMMON USE AREAS AND FACILITIES

        Landlord will provide on-site parking for a minimum of 103 cars for Tenant's use. However, in the event any governmental authority having jurisdiction over the Premises requires additional parking, pursuant to any zoning law or ordinance, Landlord shall provide Tenant with the additional on-site parking in accordance with said law or ordinance.

     All automobile parking areas, driveways, entrances and exits thereto, shown on the Site Plan and other facilities furnished by Landlord in or near the Office Building, including employee parking areas, loading docks, if any, sidewalks and ramps, landscaped areas, and other areas and improvements shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements, to police same, from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to, to close all or any portion of said areas to facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any right to any person or the public therein, to close temporarily all or any portion of the parking areas or facilities, to discourage non-customer parking, and to do and perform such other acts in and to said areas and improvements as in the use of good business judgment Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenant, its officers, agents, employees, clients and customers. Landlord will operate and maintain the common facilities referred to above in such manner as Landlord, in its sole discretion, shall determine from time to time, provided that Tenant's use of the same shall be materially affected and provided further that Landlord shall provide commercially reasonable services at competitive rates. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel pertaining to and necessary for the proper operation and maintenance of the common areas and facilities.

                              ARTICLE EIGHT
              FIXTURES, ALTERATIONS AND IMPROVEMENTS

Section 8.01. Tenant's Right to Make Alterations.

     Landlord agrees that Tenant may, at its own expense and after giving Landlord or its designated agent at least thirty (30) days notice in writing of its intention to do so, from time to time during the term hereof make alterations, additions and changes in and to the interior of the premises (except those of a structural nature) as it may find necessary or convenient for its purposes, provided that the value of the leased premises is not hereby diminished, and provided, however, that no alterations, additions or changes costing in excess of Two Hundred Thousand Dollars ($200,000.00) may be made without first procuring the approval in writing of Landlord, which approval shall not be unreasonably withheld. In addition, no alterations, additions or changes shall be made to the exterior walls or roof of the premises, nor shall Tenant erect any mezzanine or increase the size of same if one be initially constructed, without the prior written approval of Landlord. In no event shall Tenant make or cause to be made any penetration through the roof of the leased premises. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Article. All alterations, additions, improvements or changes to be made to the leased premises which require the approval of Landlord shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications with respect thereto, approved in writing by Landlord before the commencement of the work. Tenant shall carefully select all contractors and other entities utilized to make alterations to the leased premises in order to insure labor harmony. All work done with respect to alterations, additions and changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the premises shall at all times be a complete unit except during the period of work. Any such changes, alterations and improvements shall be performed and done strictly in accordance with the laws and ordinances relating thereto. In performing the work of any such alterations, additions or changes, Tenant shall have the work performed in a manner which will not obstruct the access to the Property of any other tenant in the Property. Tenant may remove any alterations, improvements and changes made by Tenant pursuant to this section upon the termination of this Lease, provided Tenant repairs all damage caused by such removal. All improvements not removed by Tenant shall become a part of the premises.

     In the event that Tenant shall make any permitted alterations, additions or improvements to the premises under the terms and provisions of Section 8.01, Tenant agrees to carry such insurance as required by Article Four covering any such alteration, addition or improvement, it being expressly understood and agreed that none of such alterations, additions or improvements shall be insured by Landlord under such insurance as it may carry upon the Office Building, nor shall Landlord be required under any provisions for reconstruction of the premises to reinstall any such alterations, improvements or additions, unless Landlord's insurance company pays for such reinstallation.

Section 8.02. Mechanics' Lien

     Tenant agrees that it will pay or cause to be paid all costs for work done by it or caused to be done by it on the premises, and Tenant will keep the premises free and clear of all mechanics' liens and other liens on account of work done for Tenant or persons claiming under it. Tenant agrees to and shall indemnify, defend and save the Landlord free and harmless against liability, loss, damage, costs, attorney's fees and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it.

     If Tenant shall desire to contest any claim or lien, it shall furnish to Landlord or the appropriate court adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety in such amount conditioned on the discharge of the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once.

     If Tenant shall be in default in paying any charge for which a mechanics' lien claim and suit to foreclose the lien have been filed, and shall not have given Landlord or the appropriate court security to protect the property and Landlord or the appropriate court security to protect the property and Landlord against such claim of lien, Landlord may (but shall not be required to) pay the said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant shall pay the same to Landlord with interest at the maximum lawful rate from the date(s) of Landlord's payment(s).

     Should any claims of lien be filed against the leased premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

     Landlord or its representatives shall have the right to go upon and inspect the premises at all reasonable times after three (3) days written notice to Tenant and shall have the right to post and keep posted thereon notices of non-responsibility or such other notices which Landlord may deem to be proper for the protection of Landlord's interest in the premises. Tenant shall, before the commencement of any work which might result in any such lien, give to Landlord written notice of its intention to do so pursuant to section 8.01 to enable the posting of such notices.

Section 8.03. Fixtures and Personal Property

     Any trade fixtures, signs and other personal property of Tenant not permanently affixed to the premises shall remain the property of Tenant and Landlord agrees that Tenant shall have the right, at any time, and from time to time, provided Tenant not be in default hereunder, to remove its trade fixtures and other personal property which it may have stored or installed in the premises. Nothing contained in this Article shall be deemed or construed to permit or allow Tenant to remove so much of such personal property of comparable or better quality, as to render the premises unsuitable for conducting the type of business specified herein. Tenant at its expense shall immediately repair any damage occasioned to the premises by reason of the removal of any such trade fixtures and other personal property, and upon the last day of the lease term or a date of earlier termination of this Lease, shall leave the premises in a neat and broom clean condition, free of debris, normal wear and tear excepted.

     All improvements to the premises by Tenant, including but not limited to light fixtures, floor coverings and non-movable partitions, but excluding trade fixtures, shall become the property of Landlord upon expiration or earlier termination of this Lease.

     Tenant shall be responsible for and pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations, as well as upon its trade fixtures, leasehold improvements, any leasehold interest, merchandise and other personal property in, on or upon the premises. In the event, any such items of property are assessed with property of Landlord, then and in such event, such assessment shall be equitably divided between Landlord and Tenant to the end that Tenant shall pay its equitable proportion of such assessment. Landlord shall determine the basis of prorating any such assessments and such determination shall be binding upon both Landlord and Tenant.

Section 8.04. Windows

     Notwithstanding anything in this Lease to the contrary, Tenant shall not place or cause to be placed any item in the windows of the leased premises, including but not limited to signs and/or window treatment, without the prior approval of Landlord.

                                   ARTICLE NINE
                         MAINTENANCE OF LEASED PREMISES

Section 9.01. Maintenance

     Landlord will, at Tenant's expense, keep and maintain the Office Building and common areas in good order and repair, including but not limited to cleaning and janitorial service, in accordance with the standards of first-class office buildings in the vicinity of the Office Building. Tenant will at its own expense keep and maintain in good order and repair during the full term of the Lease all parts of the leased premises, except that Tenant shall not be required to make any structural alterations or repairs.

     At the expiration of the Lease, Tenant shall surrender the leased premises in good condition, reasonable wear and tear and damage by casualty excepted, and shall surrender all keys for the leased premises to Landlord or its designated agent at the place then fixed for the payment of rent and shall inform Landlord or its designated agent of all combinations on locks, safes and vaults, if any, in the leased premises. Tenant may remove all of its trade fixtures, alterations and improvements, including vaults, from the premises at the expiration of the lease term. Before surrendering the leased premises, Tenant shall repair any damage caused by removal of said trade fixtures, alterations and improvements, such repairs to be performed in a good and workmanlike manner, and shall broom clean the premises thoroughly. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.

     The voluntary or other surrender of this Lease by Tenant, or mutual cancellation thereof, shall not work a merger but shall, at the option of the Landlord, terminate any or all existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

Section 9.02. Rules and Regulations

     Tenant shall faithfully observe and comply with such reasonable rules and regulations that Landlord may from time to time promulgate and/or modify relating to the use and operation of the Office Building and/or protection of the improvements of the Office Building, including but not limited to the common areas. The rules and regulations shall be binding upon Tenant upon delivery of a copy of same to Tenant.

                               ARTICLE TEN
                         DAMAGE AND DESTRUCTION

Section 10.01. Notice by Tenant

     Tenant shall give prompt notice to Landlord in case of fire or accidents in the leased premises or of defects therein or in any fixtures or equipment. However, such notices, or any occurrence giving rise thereto, shall not impose any duty on Landlord except as otherwise expressly provided herein.

Section 10.02. Destruction of the Leased Premises

     Landlord shall maintain fire and extended coverage insurance on the Office Building in an amount sufficient to avoid application of any coinsurance provisions. In the event that the leased premises are damaged by fire or other perils covered by fire and extended coverage insurance, for which damage the cost of repair is less than thirty-three and one-third percent (33-1/3%) of the cost of replacement of the leased premises and is less than the amount of minimum rent remaining due hereunder for the balance of the term hereof including any renewal periods for which Tenant has exercised its option or for which Tenant commits to exercise its option prior to the time set forth in section

19.14 hereof, the damage shall be promptly, repaired by Landlord at Landlord's expense, provided Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered as a result of such damage, and in no event shall Landlord be required to repair or replace Tenant's stock in trade, files, documents, fixtures, improvements, furnishings, and/or equipment. In the event of any damage to the leased premises, and if Landlord is not required to repair as hereinabove provided, Landlord may elect whether to repair or rebuild the leased premises, or to terminate this Lease effective as of the date of damage, upon giving notice of such election in writing to Tenant within forty-five (45) days after the occurrence of the event causing damage. Nothing in this Section 10.02 shall be construed as a limitation of Tenant's liability for such occurrence should such liability otherwise exist.

Section 10.03. Abatement of Rent

     If damage to the leased premises or repairing or rebuilding of the leased premises after such damage shall render the leased premises untenantable in whole or in part, and Landlord shall repair such damage pursuant to the provisions of this Article Ten, than a proportionate abatement of the monthly minimum rent and additional rent shall be allowed from the date when such damage occurs until the date Landlord completes its repairs. The proportionate abatement shall be computed on the basis of the relation which the area of space rendered untenantable bears to the total area of the leased premises prior to such damage. If Landlord is required or elects to repair the leased premises as herein provided, Tenant shall promptly repair or replace its improvements, fixtures, furniture, furnishings and equipment, and if Tenant has closed, Tenant shall promptly reopen for business.

                                ARTICLE ELEVEN
                                EMINENT DOMAIN

     In the event the entire premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of such taking, and the Tenant shall thereupon be released from any liability thereafter accruing hereunder.

     In the event more than twenty-five (25%) percent of the total square footage of floor area of the premises is taken under the power of eminent domain by any public or quasi-public authority, or if by reason of any appropriation or taking, regardless of the amount so taken, the remainder of the premises is not one undivided parcel of property, either Landlord or Tenant shall have the right to terminate this Lease as of the date Tenant is required to vacate a portion of the premises upon giving notice in writing of such election within thirty (30) days after receipt by Tenant from Landlord of written notice that said premises have been so appropriated or taken. In the event of such termination, both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder. Landlord agrees immediately after learning of any appropriation or taking to give to Tenant notice in writing thereof. If both Landlord and Tenant elect not to so terminate this Lease, Tenant shall remain in possession of the portion of the premises which shall not have been appropriated or taken as herein provided.

     If this Lease is terminated in either manner hereinabove provided, Landlord shall be entitled to the entire award or compensation in such proceedings, but the rent and other charges for the last month of Tenant's occupancy shall be prorated and Landlord agrees to refund to Tenant any rent or other charges paid in advance. Tenant's right to receive compensation or damages for its fixtures and personal property shall not be affected in any manner hereby.

     In the event that this Lease is not terminated in any manner as provided above, then Landlord agrees at Landlord's cost and expense as soon as reasonably possible to restore the leased premises to a complete unit of as like quality and character as possible, in view of the taking, as existed prior to such appropriation or taking; and thereafter the minimum annual rent and additional rent and other expenses paid by Tenant shall be reduced on the basis of the relation which the area of space remaining bears to the total area of the leased premises prior to such taking. Landlord shall be entitled to receive the total award or compensation in such proceedings.

     For the purposes of this Article Eleven, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation, shall be deemed an appropriation or taking under the power of eminent domain. In any such event, Landlord shall provide Tenant with documentation evidencing such threat of condemnation.

                              ARTICLE TWELVE
                              --------------

                                  DEFAULT
                                  -------

Section 12.01. Default of Tenant
--------------------------------

     The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

     a. Any failure by Tenant to pay the rent within then (10) days after the due date thereof, or to pay any other monetary sums required to be paid hereunder on the due date thereof;

     b. The abandonment or vacation of the premises by Tenant for a period of more than ten (10) days;

     c. A failure by Tenant to observe and perform any other provisions of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that Tenant shall not be deemed to be in default if the nature of such failure is such that the same cannot reasonably be cured within such thirty
(30) day period and Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

Section 12.02. Remedies of Landlord
-----------------------------------

     In the event of any such material default and breach by Tenant, Landlord may at any time thereafter, with or without notice and demand and without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

     a. Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right of possession, irrespective of whether Tenant shall have abandoned the premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-let the premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the premises, as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant. In the event such re-letting occurs, this Lease shall terminate automatically upon the new Tenant's taking possession of the premises, and Landlord shall be entitled to recover from Tenant all damages incurred by reason of Tenant's default, as more fully set forth below. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous uncured default by Tenant.

     b. Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereof, the following: (i) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after termination exceeds the amount of such rental loss that is proved could be reasonably avoided; plus
(iii) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law, including but not limited to reasonable attorneys' fees. Upon any such re-entry, Landlord shall have the right to make any reasonable repairs, alterations or modifications to the premises, which Landlord in its sole discretion deems reasonable and necessary. As used above, the "worth at the time of award" shall be computed by discounting such amounts at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one (1%) percent. The term "rent", as used in this Article Twelve, shall mean the rent to be paid pursuant to Article Two together with all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

     Notwithstanding anything contained in this Lease to the contrary, Landlord shall give Tenant ten (10) days written notice prior to terminating Tenant's right to possession for non-payment of rent.

     c. Collect as an additional item of damages the cost of repairs, alterations, redecorating, lease commissions and Landlord's other expenses incurred in reletting the premises to a new tenant.

     d. Enter the premises and remove therefrom all persons and property. Such property may be stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, and may be sold by Landlord by public or private sale, without notice to or demand upon Tenant, if said property is stored for thirty (30) days or more and Tenant has not paid the entire cost of storage.

Section 12.03. Late Charges
---------------------------

     Tenant hereby acknowledges that the late payment by Tenant to Landlord of rent and any and all other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or

Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to four (4%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's obligation to make timely payments, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

Section 12.04. Bankruptcy or Insolvency of Tenant
-------------------------------------------------

     Except as specifically provided in this Section 12.04, the occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant: the making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the premises or of Tenant's interest in this Lease, where such seizure is not discharged within (30) days.

Section 12.04a. Tenant's Interest Not Transferable
--------------------------------------------------

     Neither Tenant's interest in this Lease, nor any estate hereby created in Tenant nor any interest herein or therein, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law except as may specifically be provided pursuant to the Federal Bankruptcy Code.

Section 12.04b. Termination
---------------------------

     In the event the interest or estate created in Tenant hereby shall be taken in execution or by other process of law, or if Tanant's Guarantor, if any, or its executors, administrators, or assigns, if any, shall be adjudicated insolvent or bankrupt pursuant to the provisions of any State Act or the Federal Bankruptcy Code or if Tenant is adjudicated insolvent by a Court of competent jurisdiction other than the United States Bankruptcy Court, if a receiver or trustee of the property of Tenant or Tenant's Guarantor, if any, shall be appointed by reason of the insolvency or inability of Tenant or Tenant's Guarantor, if any, to pay its debts, or if any assignment shall be made of the property of Tenant or Tenant's Guarantor, if any, for the benefit of Creditors, then and in any such events, this Lease and all rights, but not the duties or obligations, of Tenant hereunder, at the option of Landlord, shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally set forth herein and fixed for the expiration of the term, and Tenant shall vacate and surrender the leased premises but shall remain liable as herein provided.

Section 12.04c. Tenant's Obligation to Avoid Creditor's Proceedings
-------------------------------------------------------------------

     Tenant or Tenant's Guarantor, if any, shall not cause or give cause for the appointment of a trustee or receiver of the assets of Tenant or Tenant's Guarantor, if any, and shall not make any assignment for the benefit of creditors, or become or be adjudicated insolvent. The allowance of any petition under insolvency law except under the Federal Bankruptcy Code or the appointment of a trustee or receiver of Tenant or Tenant's Guarantor, if any, or of the assets of either of them, shall be conclusive evidence that Tenant caused, or gave cause therefor, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. Any act described in this Section shall be deemed a material breach of Tenant's obligations hereunder, and this Lease shall thereupon automatically terminate. Landlord does, in addition, reserve any and all other remedies provided in this Lease or in law.

Section 12.04d. Right and Obligations Under the Federal Bankruptcy Code
-----------------------------------------------------------------------

     (i) Upon the filing of a petition by or against Tenant under the Federal Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed agree as follows: (a) to perform each and every obligation of Tenant under this Lease including, but not limited to, conforming to the manner of operation of the business as provided in Section 3.01 of this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (b) to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Leased Premises an amount equal to all minimum rental and other charges otherwise due pursuant to this Lease: (c) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Federal Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as Landlord, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter; for purposes of this Section 12.04 d., it shall be conclusively presumed that the time periods set forth herein constitute a reasonable period of time within which to determine whether to reject or assume this Lease, and it shall be the burden of Tenant or the trustees to overcome this presumption; (d) to give Landlord at least forty-five (45) days prior written notice of any proceedings relating to any assumption of this Lease; (e) to give at least thirty (30) days prior written notice of any abandonment of the leased premises; such abandonment to be deemed a rejection of this Lease; (f) to do all other things of benefit to Landlord or otherwise required under the Federal Bankruptcy Code; (g) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; (h) to have consented to the entry of an order by an appropriate United

States Bankruptcy Court providing all of the above waiving notice, and hearing of the entry of same.

     (ii) No default under this Lease by Tenant, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

     (iii) Included within and in addition to any other conditions or obligations or obligations imposed upon Tenant or its successor in the event of assumption and/or assignment are the following: (a) the cure of any monetary defaults and the reimbursement of pecuniary loss within not more than thirty
(30) days of assumption and/or assignment; and (b) the deposit of any additional sum equal to three (3) month's rental to be held as security deposit concurrently with assumption and/or assignment; and (c) the use of the leased premises as set forth in Section 3.01 of this Lease, and (d) demonstration in writing by the reorganized debtor or assignee of such debtor in possession or of Tenant's trustee that it has sufficient background, including but not limited to financial ability, to operate a business out of the leased premises in the manner contemplated in this Lease and to meet all other reasonable criteria of Landlord as did Tenant upon execution of this Lease; and (e) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (f) the premises, at all times, shall remain an office or office suite and no physical changes of any kind shall be made to the premises unless in compliance with the applicable provisions of this Lease.

Section 12.04e. Severability
----------------------------

     The invalidity of any term of provision, or any part thereof, of this
Section 12.04, as determined by a court of competent jurisdiction, shall in no way affect the validity and/or enforceability of any other term of provision, or any part thereof, of this Section 12.04.

Section 12.05. Default by Landlord
----------------------------------

     Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to Landlord's designated agent and to the holder of any first deed of trust covering the premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) day are required for performance, then Landlord shall not be in default if Landlord commences performance within said thirty (30) day period and thereafter diligently prosecutes the same to completion.

Section 12.06. Excuse of Landlord's Performances
------------------------------------------------

     Anything in this Lease to the contrary notwithstanding, providing such cause is not due to the willful act, omission or neglect of Landlord, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material or service, through Act of God or other cause beyond the control of Landlord.

                               ARTICLE THIRTEEN
                               ----------------

                          ASSIGNMENT AND SUBLETTING
                          -------------------------

        Tenant shall not transfer, assign, sublet, change ownership, mortgage or hypothecate this Lease or Tenant's interest in and to the Leased Premises, or any part thereof, prior to occupancy, or, any time thereafter without first procuring the written consent of Landlord. Any such attempt to transfer, assign, sublet, change ownership, mortgage or hypothecate this Lease without Landlord's prior written consent shall be void and confer no rights upon any third person. Landlord shall not unreasonably withhold or delay consent to an assignment of this Lease or to subletting of the demised premises subsequent to occupancy, provided that any such assignment or subletting shall be made solely upon the following terms and conditions:

     a. Tenant shall provide Landlord for Landlord's approval at least forty-five (45) days prior to any proposed sublease or assignment, written notice of such proposed assignment, containing the name and address of the proposed sublessee or assignee, adequate information as to its reputation and financial condition, which financial condition shall be at least equivalent to that of Tenant, and the intended use of the premises, and a copy of the proposed sublease or assignment. No assignment or sublease shall become effective unless and until Landlord shall have reviewed and approved the information set forth in such notice which approval shall not be unreasonably withheld or delayed.

     b. Landlord shall have the option, exercisable by written notice within thirty (30) days after receipt of the notice from Tenant, to terminate this Lease effective as of a date specified by Landlord in such notice, which date shall be not later than thirty (30) days after the date of Landlord's notice. In the event that Landlord shall elect to so terminate this Lease, Tenant shall have the right, for a period of seven (7) days from the date of Landlord's termination notice, to withdraw its proposed sublease or assignment.*

     c. (Intentionally Deleted)

     d. Each transfer, assignment, subletting, mortgage or hypothecation shall be by an instrument in writing in a form reasonably satisfactory to Landlord and shall be executed by the transferor, assignor, sublessee, hypothecator or mortgagor and the transferee, assignee, sublessee or mortgagee in each instance as the case may be. Each transferee, assignee, sublessee or mortgagee shall agree in writing to assume and be bound by and to perform the terms, covenants and conditions of this Lease to be performed by Tenant including the payment of all amounts due or to become due under this Lease directly to Landlord. No such

* and this Lease Agreement shall continue in full force and effect.

assignment of sublet shall relieve Tenant of any obligations under this Lease. In the event Landlord shall review, at Tenant's request, a proposed assignment, transfer, subletting, mortgage or hypothecation, Tenant shall pay to Landlord a sum no less than $250.00 for the time and expense incurred by Landlord or its agent in connection with the transaction. In addition, Tenant shall reimburse Landlord for Landlord's reasonable attorney's fees incurred in conjunction with processing and the documentation of any such transaction.

     Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, upon forty-five (45) days prior written notice to Landlord, to assign this Lease or sublet the Premises to a corporation which:

     (i) is Tenant's parent organization; or

     (ii) is a wholly-owned subsidiary of Tenant.

     Any transfer pursuant to (i) or (ii) above shall be subject to the following conditions:

     (a) Tenant shall remain fully liable during the unexpired term of this Lease;

     (b) any such assignment, sublease, or transfer shall be subject to all of the terms, covenants and conditions of this Lease and such assignee, sublessee or transferee shall expressly assume for the benefit of Landlord the obligations of Tenant under the Lease by a document reasonably satisfactory to Landlord; and

     (c) Tenant shall reimburse Landlord for Landlord's reasonable attorneys' fees incurred in conjunction with the processing and documentation of any such assignment or transfer.

                               ARTICLE FOURTEEN
                               ----------------

            ESTOPPEL CERTIFICATE, ATTORNMENT, AND SUBORDINATION
            ---------------------------------------------------

Section 14.01. Estoppel Certificate
-----------------------------------

     Tenant and Landlord shall at any time and from time to time upon not less than thirty (30) days prior request, execute, acknowledge and deliver to the other party or to any mortgagee a statement in writing certifying the date of commencement of this

Lease, that the Lease is unmodified and in full force and effect (or if there have been modifications to this Lease, that it is in full force and effect as modified and stating the date of modifications), the dates to which the rent and other charges have been paid and there are no defenses or offsets to this Lease (or stating those claimed).

Section 14.02. Transfer by Landlord
-----------------------------------

     In the event of any transfers of interest hereunder by Landlord whether by sale, foreclosure, exercise of a power of sale under a mortgage or otherwise, Tenant shall attorn to such transferee of Landlord and recognize such transferee as Landlord under this Lease. In the event of such a transfer of Landlord's interest hereunder, then from and after the effective date of such transfer, Landlord shall be released and discharged from any and all obligations under this Lease except those already accrued.

Section 14.03. Subordination
----------------------------

     Upon the request of the Landlord, Tenant will subordinate its rights hereunder to the lien of any mortgages, deed(s) of trust or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and buildings of which the leased premises are a part or upon any buildings hereafter placed upon the land of which the Leased Premises are a part, and to all advances made or hereafter to be made upon the security thereof. This section shall be self-operative and no further instrument or subordination shall be required to be delivered to any lender. Upon the request of any such lender, Tenant will attorn as Tenant under this Lease to such lender provided that the lender execute a non-disturbance agreement with the Tenant upon terms reasonably acceptable to Tenant. Landlord agrees to deliver a non-disturbance agreement to Tenant within twenty (20) days of execution of this Lease which will be executed by Landlord's present mortgagee within (20) days of Tenant's execution thereof.

                               ARTICLE FIFTEEN
                               ---------------

                             ACCESS BY LANDLORD
                             ------------------

Section 15.01. Rights of Entry
------------------------------

     Landlord and Landlord's agent shall have the right to enter the leased premises at all reasonable times upon written notice to Tenant, to examine the same, and to show them to prospective purchasers of the Office Building, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said premises that may be required therefore without the same constituting an eviction of Tenant in whole or in pat, and the rent shall in no way abate while said repairs, alterations, improvement, or additions are being made, by reason of loss or interruption of business of Tenant or otherwise, provided such repairs, alterations, improvements or additions are promptly made and Landlord shall take any and all steps reasonably necessary so as not to interfere with the normal business operations of Tenant. During the six (6) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the premises to prospective Tenants or purchasers, and place upon the premises the usual notice "For Lease" or "For Sale" which notices Tenant shall permit to remain thereon without molestation. Noting herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the Office Building or any part thereof, except as otherwise herein specifically provided.

Section 15.02. Excavation
-------------------------

     If an excavation shall be made upon land adjacent to or under the Leased Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Leased Premises for the purpose of doing such work as Landlord shall reasonably deem necessary to preserve the Leased Premises, or the plumbing in and/or under the Office Building from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of rent, provided no damage is caused to the Leased Premises or injury to Tenant, and provided the rentable space is not materially reduced.

                                  ARTICLE SIXTEEN
                                  ---------------

                                  QUIET ENJOYMENT
                                  ---------------

        Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms, and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or Landlord's agents or representatives, subject to the terms and conditions of this Lease.

                                 ARTICLE SEVENTEEN
                                 -----------------
                             (Intentionally Deleted)

                                 ARTICLE EIGHTEEN
                                 ----------------

                             HOLDING OVER, SUCCESSORS
                             ------------------------

Section 18.01. Holding Over
---------------------------

     Tenant hereby waives, for Tenant and all those claiming under it, all rights now or hereafter existing to redeem the Leased Premises after termination of Tenant's right of occupancy, by order or judgment of any court or by any legal process or writ. If Tenant should continue in possession of the leased premises after the expiration or any sooner termination of the term hereof, said holding over shall, at the Landlord's option, be construed to be a tenancy from month to month, and Tenant agrees to pay Landlord for each day Tenant holds over, rent equal to the daily equivalent of one hundred and fifty percent (150%) of the total rent and all other charges which Tenant was obligated to pay to Landlord during the twelve (12) months immediately preceding such termination or expiration, plus all damages sustained by Landlord by reason of such retention. Such tenancy shall be on the terms and conditions herein specified, so far as applicable. Nothing contained herein shall constitute a consent by Landlord to Tenant's continued possession following the expiration or other termination of this Lease, and nothing contained in this paragraph shall limit Landlord's rights and remedies as provided by law or elsewhere in this Lease.

Section 18.02. Successors
-------------------------

     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the parties. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Article Thirteen hereof.

                               ARTICLE NINETEEN
                               ----------------

                          MISCELLANEOUS  PROVISIONS
                          -------------------------

Section 19.01. Brokerage Commission
-----------------------------------

     Landlord has agreed to pay a brokerage commission to William A. White /Tishman East Inc. pursuant to the terms of a separate agreement. Landlord shall indemnify and hold Tenant harmless against and from any liabilities arising from any claim for brokerage commissions including, without limitation, the cost of attorney's fees in connection therewith.

Section 19.02. Entire Agreement
-------------------------------

     This Lease and the exhibits, and riders, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions an understandings between Landlord and Tenant concerning the leased premises and there are no covenants, promises, agreements, conditions or understandings between them other than are herein set forth. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by the party to be charged with their performance.

Section 19.03. Waiver
---------------------

     The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord or Tenant, unless such waiver be in writing signed by said party.

Section 19.04. No Partnership
-----------------------------

     Landlord shall not by virtue of this Lease, in any way or for any purpose, be deemed to have become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant, nor is Tenant an agent of Landlord for any reason whatsoever.

Section 19.05. Accord and Satisfaction
--------------------------------------

     No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check as payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 19.06. Captions
-----------------------

     The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and no way define, limit or construe the scope or intent of such sections or articles in this Lease.

Section 19.07. Tenant Defined
-----------------------------

     The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord and Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. If there shall be more than one Tenant occupying the leased premises, all liabilities hereunder shall be joint and several.

Section 19.08. Corporation Authority
------------------------------------

     Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

Section 19.09. Notices
----------------------

     All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, or if mailed by United States certified mail, postage prepaid, return receipt requested, to Landlord and Tenant at the addresses set froth in the Fundamental Lease Provisions hereto, or at such other address as the Landlord, or Tenant, shall, from time to time, designate to the other in writing. The date of service of any notice hereunder shall be the date of personal delivery, or five (5) business days after the postmark on the certified mail, as the case may be.

Section 19.10. Applicable Law
-----------------------------

     The laws of the State of New York shall govern the validity, performance and enforcement of this Lease.

Section 19.11. Partial Invalidity
---------------------------------

     If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Section 19.12. Time
-------------------

     Time is of the essence of this Lease and each and all provisions hereof in which performance is a factor.

Section 19.13. No Option
------------------------

     The submission of this Lease by Landlord to Tenant does not constitute a reservation of or option for the leased premises.

Section 19.14. Renewal
----------------------

     (a) Tenant may at its option, extend the term of this Lease for two additional terms of five (5) years each at the annual rent set froth herein. The annual rent is to be 95% of the then market rent for the Premises during the first five year renewal term and 90% of the then market rent for the Premises during the second five year renewal term. Landlord shall advise Tenant of the renewal rent for the Premises upon request by Tenant which request must be received at least two (2) months prior to the date by which Tenant is required to exercise its option. Tenant shall give notice to Landlord of its intention to extend at least twelve (12) months prior to the end of the lease (or renewal) term, and thereupon the term of this Lease shall be so extended without any further action by either party.

     In the event Tenant exercises its option to renew pursuant to section
10.02 hereof, the annual rent will be agreed upon prior to commencement of the renewal terms rather than prior to Tenant's exercising said option.

     Landlord and Tenant shall mutually agree as to what the then market rent shall be. In the event of a dispute between Landlord and Tenant as to the market rent for the Leased Premises, Landlord shall submit its figure and Tenant shall submit its figure to an independent arbitrator, (appointed by the American Arbitration Association) who shall select either the Landlord's figure or Tenant's figure. The cost of arbitration shall be equally shared by the parties and the decision of the arbitrator shall be final and binding upon the parties hereto.

     (b) Any such option granted to Tenant shall be personal to Tenant and may not be exercised or assigned, voluntarily or involuntarily, except upon assignment or sublet of this Lease in strict conformance with the provisions of Article Thirteen. In the event Tenant has multiple options, a later option cannot be exercised unless the prior option(s) has been duly and properly exercised.

     (c) Tenant shall have no right to exercise an option, notwithstanding anything contained herein to the contrary, (i) during the time during which Tenant has received notice of default pursuant to any provision of this Lease and continuing until the default is cured, or (ii) during the period of time commencing on the date a monetary obligation to Landlord is due and continuing until the obligation is paid in full, or (iii) in the event Landlord has given Tenant three (3) or more notices of default for nonpayment of rent and where late charges become payable under the provisions of this Lease during the twelve (12) month period prior to the time Tenant intends to exercise the option.

Section 19.15. Construction of Additional Space
----------------------------------------------

     At Tenant's request, Landlord shall construct or arrange to have constructed for lease by Tenant approximately 25,000 square feet of additional office space adjacent to, and accessible from, the Office Building as shown on the Site Plan (herein called

"Additional Space"). The Additional Space shall consist of core and shell comparable to the Office Building.

     Upon its completion, the minimum annual rent for the Additional Space will be Landlord's total cost of construction, including architectural(1), if any, amortized over the remaining term of the Lease at a rate equal to 250 basis points above average rate for Ten Year Treasury Bills for the six (6) month period prior to Tenant's notice to Landlord to build the Additional Space, with adjustments(2).

     In the event that construction of the Additional Space is not permitted by the laws and regulations in effect when Tenant makes such request, Tenant has the right, at its sole cost and expense, to apply for all necessary variances or amendments to zoning ordinaces, provided that all such variances, amendments, and approvals are obtained within six (6) months from the date Tenant notified Landlord of its intent to obtain relief from such prohibitions.

     Tenant's obligation to pay rent for the Additional Space shall commence thirty (30) days after the Architect's notification to Landlord and Tenant that the core and shell are substantially complete or upon the Architect's determination that the tenant improvement are substantially complete, whichever sooner occurs.

     Except for the renewal rent provisions of section 19.14(a), all other terms and conditions of this Lease shall apply to the Additional Premises and upon their completion, the terms "Office Building", "Premises" and "Leased Premises" shall include the Additional Space.

Section 19.16. Recording

     Tenant shall not record this Lease or any memoranda thereof without the prior written consent of the Landlord.

Section 19.17. Cumulative Remedies.

     No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other

1. fees and costs associated with obtaining all approvals, coordinating construction and construction interest,

2. See Rider A attached hereto and made a part hereof.

remedies at law or in equity.

Section 19.19. Attorneys' Fees
------------------------------

     If suit is brought by either party against the other arising out of or based upon any provision of this Lease and/or the tenancy created hereby, the losing party shall pay to the prevailing party all costs of such suit including, but not limited to, appraiser's and other expert witness fees and all attorneys' fees incurred.

Section 19.19. Necessary Acts
-----------------------------

     All parties hereto shall do all acts and execute all documents necessary, convenient or desirable to effect all provisions of this Lease.

Section 19.20. Effectiveness of Lease
-------------------------------------

     This Lease shall not become effective until a copy executed by Landlord is delivered to Tenant. The submission of this form of Lease to Tenant by Landlord, or Landlord's agent, does not constitute an offer to Lease. No employee or agent of Landlord or any person with whom Tenant may have negotiated this Lease has any authority to modify the terms hereof or to make any agreements, representations, or promises unless the same are contained herein or added hereto in writing.

Section 19.21. No Representation
--------------------------------

     There are no representations or warranties whatsoever between the parties other than as set forth herein or in the exhibits, rider or other amendment hereto, any reliance with respect to representations is solely upon the representations and agreements contained therein.

Section 19.22. Interpretation of Language
-----------------------------------------

     This Lease and any amendments, exhibits or rider thereto shall not be construed either for or against Landlord or Tenant by reason of the same having been drafted by one or the other party.

Section 19.23. Lunch Room
-------------------------

     Tenant will design and build the Premises in order to include a lunch room for use by Tenant's employees. Mondays through Fridays Landlord shall arrange for a caterer or other operator to bring prepackaged lunch-time food to the lunch room for sale to Tenant's employees.

Section 19.24. Access to Subdivided Parcel
------------------------------------------

     Notwithstanding that the Office Building is to be constructed on the northerly portion of a 14 acre site (hereinafter referred to as the "Entire Parcel") being subdivided into two parcels and subject to the provisions of section 3.03 hereof, Tenant's employees and employees of tenants on the southerly portion of the entire parcel shall have the right to walk upon and use the Entire Parcel.

Section 19.25. Limitation on Further Development By Landlord
------------------------------------------------------------

     Landlord agrees that during Tenant's occupancy of the Office Building, Landlord will construct no additional structures on the Entire Parcel other than those shown on the preliminary site plan prepared by Fox & Fowle Architects, P.C. and dated February 24, 1988, without Tenant's consent.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.



LANDLORD:                            TENANT:

URBCO, INC.                          MELVILLE CORPORATION


By:  /s/                             By: /s/
  --------------------------            --------------------------
        President

Its:                                 Its: Vice President
    ------------------------            ---------------------------


                                     Attest:

                                     Secretary: /s/
                                               ----------------------------

                           RIDER A

as follows: increases of 15% of the prior year's minimum annual rent every five
(5) years in Additional Space up to fifteen (15) years; provided Tenant exercises the renewal option set forth in Paragraph 19.14, the rent for years 16 through 20, or any part thereof in the additional space, is to be 95% of the then market rent for the Additional Space and the rent for years 21 through 25, if any, is to be 90% of the then market rent for the Additional Space (pursuant to the terms of Section 19.14(A)).

                         [ARTWORK]

                                 Exhibit B

                            MELVILLE CORPORATION
                               RYE, NEW YORK

March 23, 1998

SCOPE OF WORK
BASE BUILDING

SITE WORK

1.  Site Preparation

    a.  Site Clearance - Clear site of dead trees and shrubs
    b.  Strip top soil and stockpile
    c.  Site grading

2.  Parking and Roads

    a.  Asphaltic concrete pavement at paved parking areas
    b.  Drainage at parking lot
    c.  Lighting at parking area and walkways
    d.  Curbed Islands in parking area - curbs to be concrete
    e.  Service road w/drainage and lighting and curbs

3.  Site Structures

    a.  Canopy at entry
    b.  Brick entry walk

4.  Landscaping

    a.  Spread top soil for stockpile
    b.  Fine grade and seed all areas
    c.  Planting trees and shrubs as per Urbco standards
    d.  Site irrigation - 35 sprinkler heads

5.  Utilities Services

    a.  Water/Fire piping from road
    b.  Fire hydrants
    c.  Storm service and manholes
    d.  Sanitary piping from road
    e.  Electric from road
    f.  Telephone conduit

6.  Receiving Area

    a.  Paved access turnaround at receiving area
    b.  (2) 3' -0" doors (pair) at receiving area for building entry.

7.  Foundations

    a.  Concrete footings
    b.  Concrete walls
    c.  Elevator pit

8.  Slab on Grade

9.  Super Structure Including Roof Structure

    a.  Structural Steel
    b.  Concrete on Metal Deck - 80 #/S.F. live Load
    c.  Roof Deck (no concrete)

10. Roofing

    a.  IRMA Roof and insulation
    b.  Barrel vault skylight at entry
    c.  Mech equipment area
    d. NOTE - Roof skylights (quantity, aprrox. 14, size up to 6' -10" to be incl.

11. Building Enclosure
    a.  Precast concrete panels - using local exposed aggregate
    b. Windows at Second Floor with operable section in President's office only (approx. every 7 linear ft.)
    c.  Recessed ribbon windows at First Floor (approx. every 7 linear ft.)
    d.  Glazed curtainwall at entry
    e.  Enclosure at equipment on roof

PROPOSED INTERIOR ARCHITECTURAL DEVELOPMENT UNDER BASE BUILDING CONTRACT

12. Vestibule:

    Floor       :      Mats built in floor
    Walls       :      Glazed partitions
    Doors       :      (2) 3' -0" glass doors & handware

13. (2) Story Lobby:

    Floor       :      Stone pavers
    Walls       :      Wood panels over gypsum board
    Base        :      Wood base
    Lighting    :      Wall mounted incandescent fixtures on dimmers
    H.V.A.C     :      Systems in place
    Electrical  :      Floor mounted outlets for reception desk (power
                       telephone, signal cable & alarms)
    Sprinkler   :      System in place

PROPOSED INTERIOR ARCHITECTURAL DEVELOPMENT UNDER BASE BUILDING CONTRACT


14.   Monumental Stair:

    Treads & Raisers        :        Wood with partial carpet coverage
    Rail                    :        Wood & metal handrail

15.   Building Core Enclosures: (1st & 2nd Floor)

    Walls                   :        Gypsum board painted
    Base                    :        1/8" Rubber base

16.   Elevator Lobby: (1st & 2nd Floor):

    Floors                  :        Carpet
    Walls                   :        Gypsum board painted
    Base                    :        1/8" Rubber base
    Ceiling                 :        Gypsum board
    Lighting                :        Recessed incandescent fixtures
    H.V.A.C.                :        Systems in place
    Sprinkler               :        Systems in place

17.   Elevator Cab Interior: Service and Handicap use

18.   Elevator Pump Room/Telephone & Electrical Closets & Janitors Closets:

    Floors                  :        Concrete
    Walls                   :        Gypsum board painted
    Base                    :        1/8" Thick Rubber base
    Ceiling                 :        Accessible acoustical tile system
    Lighting                :        Incandescent fixtures
    H.V.A.C                 :        Systems in place
    Sprinkler               :        Systems in place
    Door                    :        Primed 2' -8": x 8' -0" x 3/4" thick H.M.
                                     doors

19.   Toilet Rooms: (1st & 2nd Floor)

    Floors                  :        Ceramic Tile
    Walls                   :        Ceramic Tile
    Base                    :        Ceramic cove tile base
    Ceiling                 :        (1'x1') Accessible acoustical tile system
    Lighting                :        Recessed fluorescent fixtures and wall
                                     mounted fluorescent fixtures (valence
                                     over vanity)
    Bathroom Accessories    :        Painted metal toilet partitions, paper
                                     towel, toilet paper, sanitary napkin, and
                                     soap dispensers, trash receptacles, etc.
                                     (2 handicapped stalls required)
    H.V.A.C.                :        System in place
    Sprinkler               :        System in place
    Doors                   :        Primed 2' -8" x 8" -0" x 3/4" thick H.M.
                                     Doors

PROPOSED INTERNAL ARCHITECTURAL DEVELOPMENT UNDER BASE BUILDING CONTRACT


20.  Core Fire Stair:

    Floor                   :        Finished concrete
    Wall                    :        Gypsum board painted
    Base                    :        1/8" thick Rubber base
    Ceiling                 :        Gypsum board painted
    Lighting                :        Wall mounted fluorescent
    Stairs                  :        Concrete filled/steel pan type
    Rails                   :        Painted 1 1/2" & steel rail
    Sprinkler               :        Systems in place
    H.V.A.C                 :        Systems in place
    Doors                   :        Primed 3' -0" x 8' -0" x 3/4" thick H.M.
                                     door


21.  Secondary Fire Stair:

    Floor                   :        Vinyl Tile
    Wall                    :        Gypsum board with wall covering
    Base                    :        1/8" thick Rubber base
    Ceiling                 :        Gypsum board painted
    Lighting                :        Wall mounted fluorescent
    Stairs                  :        Concrete filled steel pan type with vinyl
                                     tile
    Rails                   :        Painted 1 1/2" & steel rail
    Sprinkler               :        Systems in place
    H.V.A.C                 :        Systems in place
    Doors                   :        Primed 3' -0" x 8' -0" x 3/4" thick H.M.
                                     door

22.  Misc. Interior Finishes:

    Perimeter Wall          :        Insulated gypsum board backup at interior
                                     building perimeter. Tape and spackle only

23.  H.V.A.C. Interior Notes:

         a.   Perimeter system with reheats
         b.   Core area distribution complete
         c.   Lobby area distribution complete
         d. Distribution to include VAV boxes in Tenant area as terminal point

24.  Electrical Interior Notes:

         a.   Main service & distribution
         b.   Lighting/power for core area & Lobby
         c. Fire alarm & other special systems as required by code for T.C.O. for core and shell

PROPOSED INTERIOR ARCHITECTURAL DEVELOPMENT UNDER BASE BUILDING CONTRACT

25.  Fire protection Interior Note:

         a.   Risers and sprinklers for core/lobby
         b.   Main loop into tenant areas

26.  Plumbing Note:

         a.   Bathroom fixtures as required
         b.   (2) drinking fountains

                        SECRETARY'S CERTIFICATE

                            CVS CORPORATION

     The undersigned hereby certifies that he is the duly elected Secretary of CVS CORPORATION, a Delaware corporation (the "Corporation"), and as such is the custodian of the Corporation's books and records and is authorized to execute and deliver this Certificate in connection with the guaranty of the Sublease between the Corporation and Lillian Vernon Corporation dated January 30, 1998 with respect to One Theall Road, Rye, New York (the "Guaranty").

     The undersigned further certifies that the Guaranty has been duly authorized by the Corporation and has been duly executed by an officer of the Corporation authorized to so act.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 26th day of February, 1998.


                                           By:  /s/ Zenon P. Lankowsky
                                             ----------------------------
                                                    ZENON P. LANKOWSKY
                                                    SECRETARY

STATE OF RHODE ISLAND         )
                              ) SS:
COUNTY OF PROVIDENCE          )


        On this 26th day of February, 1998, before me personally appeared
Zenon P. Lankowsky, who, being before me duly sworn, did depose and say that he resides at Harrisville, Rhode Island; and that he is Secretary of CVS Corporation, the corporation described in and which executed the above instrument, and that he signed his name thereto by like order.


                                            /s/ Brenda Herb
                                               ---------------------
                                                     NOTARY PUBLIC

                                                               [EXECUTION COPY]

                             CONSENT TO SUBLETTING
                                      AND
                            OPTION FOR DIRECT LEASE


         NEW YORK INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, having a place of business at c/o BHF-Bank, 55 East 59th Street, New York, New York 10022, as successor-in-interest to URBCO, INC. n/k/a CM Property Management, Inc. ("LANDLORD"), hereby consents to the subletting by CVS NEW YORK, INC. formerly known as MELVILLE CORPORATION, a New York corporation, having its principal office at One CVS Drive, Woonsocket, Rhode Island 02895 ("TENANT"), to LILLIAN VERNON CORPORATION, a Delaware corporation, having its principal office at 543 Main Street, New Rochelle, New York 10801 ("SUBTENANT"), of certain space (hereinafter referred to as the "Sublet Space"), situated on land located at One Theall Road, Rye, New York containing approximately seven (7) acres and consisting of an office building having approximately sixty-five thousand (65,000) square feet ("BUILDING") and certain parking and common use areas and facilities, which Sublet Space constitutes the entire premises ("PREMISES") now leased and demised by Landlord to Tenant by that certain Lease, dated as of April 7, 1988 as amended by that certain Letter Agreement dated as of February 26, 1998 (which Lease, as the same may have been and may hereafter be amended, is hereinafter called the "LEASE"), such consent being subject to and upon the following terms and conditions, to each of which Tenant and Subtenant expressly agree:

         1. SUBLEASE SUBORDINATE TO LEASE, ETC. (a) All capitalized terms herein shall have the meaning ascribed to them in the Lease, unless otherwise indicated herein. The Sublease, dated January 30, 1998, covering the Sublet Space (hereinafter referred to as the "SUBLEASE") which is attached hereto as EXHIBIT A shall be subject and subordinate at all times to the Lease, and, except as otherwise expressly provided herein, to all of the provisions, covenants, agreements, terms and conditions (collectively, "PROVISIONS") of the Lease and of this Consent to Subletting (the "CONSENT"), and Subtenant shall not do or permit anything to be done in connection with Subtenant's occupancy of the Sublet Space which would violate any of said provisions. Any breach or violation of any provision of the Lease by Subtenant (whether by act or omission) shall be deemed to be and shall constitute a default by Tenant in fulfilling such provision and, in such event, Landlord shall have all of the rights, powers and remedies provided in the Lease or at law or in equity or by statute or otherwise with respect to defaults.

         (b) Nothing herein contained shall be construed to (i) modify, waive, impair or affect any of the provisions contained in the Lease (except as may be expressly provided herein), (ii) waive any present or future breach of, or default under, the Lease or any rights of Landlord against any person, firm, association or corporation liable or responsible for the performance thereof,
(iii) enlarge or increase Landlord's obligations or Tenant's rights under the Lease or otherwise; and all provisions of the Lease are hereby declared by Tenant to be in full force and effect.

         (c) Nothing herein contained shall be construed as an approval or ratification by Landlord of any of the particular provisions of the Sublease (except as may be herein expressly provided) or as a representation or warranty by Landlord. Landlord has not, and will not, review or pass upon any of the provisions of the Sublease and Landlord shall not be bound or estopped in any way by the provisions of the Sublease.

         (d) Tenant shall remain liable and responsible for the due keeping, and full performance and observance, of all of the provisions of the Lease on the part of Tenant to be kept, performed and observed, including, without limitation, the payment of fixed minimum annual base rent and Operating Expenses/Additional Rent (including, without limitation, Tenant Expenses, Shared Expenses and Pro-Rata Expenses).

         (e) Tenant shall continue to be liable for all bills rendered by Landlord for charges incurred or imposed for Operating Expenses with respect to the Sublet Space as provided in the Lease.

         (f) Tenant assigns and transfers to Landlord, Tenant's interest in all rentals and income arising from the Sublease. Landlord, by consenting to the Sublease, agrees that, until Tenant defaults in performing its monetary or other material obligations under the Lease, Tenant may receive, collect, and enjoy the rents accruing under the Sublease.

         (g) In the event of any default by Tenant or Subtenant in the full performance and observance of any of their respective obligations hereunder or in the event any representation of Tenant or Subtenant contained herein should prove to be untrue, such event may, at Landlord's option, be deemed a default under the Lease, the Landlord shall have all of the rights, powers and remedies provided for in the Lease or at law or in equity or by statute or otherwise with respect to defaults. If Tenant shall default in its obligations under the Lease or this Consent and Landlord shall give a notice to Tenant of such default, Landlord shall also give a copy of such notice to Subtenant and (i) in the case of a monetary default by Tenant under the Lease, Subtenant shall have five (5) business days after the expiration of the applicable grace period to cure such default, including, without limitation, the payment of any costs, expenses or interest that may be due pursuant to the terms of the Lease and
(ii) in the case of a non-monetary default by Tenant under the Lease, Subtenant shall have five (5) business days after the expiration of the applicable grace period to cure such default, or if such default is not susceptible of being cured within said five (5) business day period, such five (5) business day period shall be extended for a reasonable period to cure such default as long as Subtenant shall have commenced such cure within said five (5) business day period and shall continuously and diligently prosecute such cure to completion. If Subtenant shall cure such default, Landlord shall recognize such cure and shall not exercise its remedies available to it under the Lease with respect thereto; provided, however, no such cure by Subtenant shall act as a waiver of Tenant's obligation to comply with all terms, covenants, agreements and conditions on the part of Tenant to be observed, performed and complied with under the Lease, nor shall such cure be deemed to establish a direct landlord/tenant relationship between Landlord and Subtenant with respect to the Sublet Space. If Subtenant shall default in its obligations under the Lease or this Consent and Landlord shall give a notice to Subtenant of such default, Landlord shall also give a copy of such notice to Tenant and (i) in the case of a monetary default by Subtenant under the Lease, Tenant shall have five (5) business days after the expiration of the applicable grace period to cure such default, including, without limitation, the payment of any costs, expenses or interest that may be due pursuant to the terms of the Lease and
(ii) in the case of a non-monetary default by Subtenant under the Lease, Tenant shall have five (5) business days after the expiration of the applicable grace period to cure such default, or if such default is not susceptible of being cured within said five (5) business day period, such five (5) business day period shall be extended for a reasonable period to cure such default as long as Tenant shall have commenced such cure within said five (5) business day period and shall continuously and diligently prosecute such cure to completion. If Tenant shall cure such default, Landlord shall recognize such cure and shall not exercise its remedies available to it under the Lease with respect thereto; provided, however, no such cure by Tenant shall act as a waiver of Subtenant's obligation to comply with all terms, covenants, agreements and conditions on the part of Subtenant to be observed, performed and complied with under the Lease or this Consent.

         (h) Tenant irrevocably authorizes and directs Subtenant, on receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant has the right to rely on any such statement from Landlord, and that Subtenant will pay those rents and other sums to Landlord without any obligation or right to inquire as to whether a default exists and despite any notice or claim from Tenant to the contrary. Tenant will not have any right or claim against Subtenant for those rents or other sums paid by Subtenant to Landlord. Landlord will credit Tenant with any rent received by Landlord under this assignment, but the acceptance of any payment on account of rent from Subtenant as the result of a default by Sublandlord will not: (a) be an attornment by Landlord to Subtenant or by Subtenant to Landlord; (b) be a waiver by Landlord of any provision of the Lease; or (c) release Tenant from any liability under the terms, agreements, or conditions of the Lease. No payment of rent by Subtenant directly to Landlord, regardless of the circumstances or reasons for that payment, will be deemed an attornment by Subtenant to Landlord in the absence of a specific written agreement signed by Landlord and Subtenant to that effect.

         (i) In case of any conflict between the provisions of (i) the Lease and the Sublease, then the provisions of the Lease shall prevail (except as to Tenant and Subtenant's rights and obligations with respect to each other), and
(ii) this Consent and the Lease and/or the Sublease, then the provisions of this Consent shall prevail.

         (j) Subtenant shall have no rights under Sections 19.14, 19.15, 19.23,
19.24 and 19.25 of the Lease.

         2. NO ASSIGNMENT. Neither this Consent nor any right created hereunder may be assigned by Tenant or Subtenant, except that the Consent shall be assigned to a permitted assignee under the Lease and/or Sublease, as the case may be.

         3. NO FURTHER SUBLET, ETC. This Consent is not, and shall not be construed as, a consent by Landlord to, or as permitting, any other or further subletting by either Tenant or Subtenant. Notwithstanding anything to the contrary contained in the Lease and/or the Sublease, without the prior written consent of Landlord in each instance except in accordance with the terms of the
Lease: (a) the Sublease shall not be assigned, extended or renewed and (b) neither the Sublet Space nor any part thereof shall be further sublet.

         4. USE. The Sublet Space and each part thereof shall be used by Subtenant solely for the uses permitted under the Lease.

         5. TERMINATION OF LEASE. If for any reason at any time prior to the expiration of the term of the Lease, the Lease shall terminate or be terminated by operation of law or by any provision of the Lease, the Sublease and the term thereof shall terminate on or prior to the day of such termination, and Subtenant, at Subtenant's sole cost and expense, shall quit and surrender the Sublet Space to Landlord in accordance with the terms of the Lease and the Sublease. Landlord shall have the right to retain any property and personal effects which shall remain in the Sublet Space or the Building, on the date of termination of the Sublease after the Premises have been vacated on such date, without any obligation or liability to Tenant or Subtenant, and to retain any net proceeds realized from the sale thereof, without waiving Landlord's rights with respect to any default by Subtenant under the foregoing provisions of this paragraph and the provisions of the Lease and Sublease. If Subtenant shall fail to vacate and surrender the Sublet Space in accordance with the provisions of this paragraph, Landlord shall be entitled to all of the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term, and any such holding over shall be and be deemed to be a default under the Lease. Subtenant expressly waives for itself and for any person claiming through or under Subtenant, any rights which Subtenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing. If the date of the termination of the Sublease shall fall on a Sunday or holiday, then Subtenant's obligations under the first sentence of this paragraph shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Subtenant's obligations under this paragraph shall survive the expiration or earlier termination of the terms of the Lease and Sublease.

         6. NO ALTERATIONS, ETC. Except as permitted under the Lease, no alterations, additions (electric or otherwise), or physical changes shall be made in the Sublet Space, or any part thereof, without Landlord's prior written consent in each instance which consent shall not be unreasonably withheld.

         7. NO AMENDMENT. Notwithstanding anything to the contrary contained in the Lease and/or the Sublease, Tenant and Subtenant shall not, without the prior written consent of Landlord in each instance (which consent shall not be unreasonably withheld), execute any amendment to or modification or extension of the Sublease, and any amendment or modification entered into without such consent shall be void and of no force or effect.

         8. REPRESENTATIONS OF TENANT AND SUBTENANT. Tenant and Subtenant jointly and severally represent to and agree with Landlord that: (a) the term of the Sublease will expire on January 30, 2005, one (1) day prior to the date set for the expiration of the term of the Lease and (b) other than those payments provided for in the Sublease, Subtenant has not made, nor is it obligated to make, any payments to Tenant in connection with the Sublease; provided, however, Landlord acknowledges that, from and after the expiration of the Sublease, Subtenant shall have the option to continue to lease the Premises as a direct tenant in accordance with the terms and conditions of Paragraph 9 hereof.

         9. SUBTENANT'S OPTION TO LEASE PREMISES. (a) Following the expiration of the Sublease, Subtenant shall have an option to continue its occupancy at the Premises by entering into a direct lease with the Landlord in the form attached hereto as EXHIBIT B (the "DIRECT LEASE"). Subtenant may exercise its option to enter into the Direct Lease by giving written notice thereof to Landlord at least twelve (12) months prior to the expiration of the Sublease; provided, however, that upon written request by the Subtenant, which must be received at least two (2) months prior to the date by which Subtenant is required to exercise its option, Landlord shall advise Subtenant of the market rent on which the fixed minimum annual base rent under the Direct Lease shall be based. In the event of a dispute between Landlord and Subtenant as to the market rent for the Premises, Landlord and Subtenant shall each submit its respective figure (together with an explanation of how such figure was arrived at) to an independent arbitrator (mutually agreed to by Landlord and Subtenant or if the Landlord and Subtenant are unable within fifteen (15) days to agree on an independent arbitrator, then such arbitrator shall be appointed by the American Arbitration Association) who shall select either the Landlord's figure or the Subtenant's figure. The cost of arbitration shall be equally shared by the Landlord and the Subtenant and the decision of the arbitrator shall be final and binding upon Landlord and Subtenant.

         (b) Subtenant's option hereunder shall be personal to Subtenant and may not without the prior written consent of Landlord, be assigned or exercised, voluntarily or involuntarily, by any person other than the Subtenant.

         (c) Notwithstanding anything to the contrary herein, Subtenant shall have no right to exercise the option, (i) during the time during which Subtenant has received notice of default pursuant to any provision of the Lease, the Sublease or this Consent, (ii) during the period of time any amounts past due to Landlord under the Lease remain outstanding beyond any applicable grace period and continuing until such amounts are paid in full, or (iii) in the event Landlord reasonably believes based on Subtenant's past defaults under the Lease, Sublease or this Consent and/or its financial condition at the time such option may be validly exercised that Subtenant has suffered a material adverse change in its ability to satisfy its obligations under Direct Lease. Nothing contained in (i) and (ii) hereof shall affect Landlord's right to terminate the Lease at any time following a default when Landlord is otherwise entitled to do so, it being expressly understood that Subtenant shall have no right to exercise such option if the Lease is so terminated.

         (d) In the event Landlord and Subtenant enter into a Direct Lease upon the expiration of the Sublease term, upon Landlord or Tenant's written request, Landlord and Tenant shall enter into a mutual release whereby Landlord and Tenant shall each release the other from all future liability under the Lease.

         10. LETTER AGREEMENT. Subtenant acknowledges receipt of a copy of the Letter Agreement dated as of February 26, 1998 between New York Investment Limited Partnership and CVS New York, Inc. and agrees that said Letter Agreement amends the Master Lease (as defined in the Sublease).

         11. INDEMNITY. Tenant hereby indemnifies Landlord against liability resulting from any claims that may be made against Landlord by Subtenant or by any brokers, including, without limitation, Insignia/Rostenberg-Doern, Benson, Commercial Realty and Austin Corporate Properties or other persons claiming a commission or similar compensation in connection with the Sublease. Subtenant hereby represents that it has dealt with no brokers other than the ones listed in the foregoing sentence. This indemnity shall include indemnity from and against any and all liabilities, fines, suits, demands, costs, and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred in or in connection with any such claim. The provisions of this Paragraph 10 shall survive the expiration or earlier termination of the Sublease.

         12. MISCELLANEOUS. (a) This Consent is conditioned upon Tenant's payment to Landlord of the reasonable costs (including attorneys' fees and disbursements of Landlord's counsel) incurred by Landlord in connection with the Sublease and this Consent within five (5) days of Tenant's and Subtenant's receipt of an executed Consent from the Landlord.

         (b) This Consent may not be altered, amended, modified or changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such alteration, amendment, modification or change is being sought.

         (c) Captions are inserted for convenience only and will not affect the construction hereof.

         (d) Any bills, statements, notices, demands, requests, consents or other communications given or required to be given under this Consent shall be effective only if rendered or given in writing and delivered personally or sent by mail (registered or certified, return receipt requested), postage prepaid, or by overnight courier providing a receipt, addressed to the respective party at the address hereinbelow set forth or at such other address as such party may designate as its new address for such purpose by notice in accordance with the provisions hereof, or, if addressed to Subtenant after the date on which such party first occupies the Premises or the Sublet Space, as the case may be, at the Building; and the same shall be deemed to have been rendered or given on the date delivered, if delivered personally, or five (5) business days after the postmark, if mailed, or the next business day, if sent by overnight courier.

         If to Landlord:     New York Investment Limited Partnership
                             c/o BHF-Bank
                             55 East 59th Street
                             New York, New York 10022
                             Attention: Mr. Daniel Dornier, President

                             with a copy to:

                             New York Investment Limited Partnership
                             c/o Silvius Dornier Verwaltungsgesellschaft mbH Prinzregentenplatz 11
                             D-81675 Muenchen
                             Attention: Dr. B. Engelbrecht
                                        Ms. Inge Danner-Buchholz


                             with a copy to:

                             King & Spalding
                             1185 Avenue of the Americas
                             New York, New York 10036
                             Attention: Dr. Wilfried Witthuhn, Esq.

         If to Tenant:       CVS New York, Inc.
                             PO Box 1376
                             c/o Property Administration Department
                             Woonsocket, Rhode Island   02895
                             Attention: Property Administration Department

         If to Subtenant:    Lillian Vernon Corporation
                             543 Main Street
                             New Rochelle, New York 10801
                             Attention: Larry Blum, Executive Vice President with a copy to:

                             Salon, Marrow & Dyckman, LLP
                             685 Third Avenue
                             New York, New York 10017
                             Attention: Joel Salon, Esq.

         (e) This Consent constitutes the entire agreement of the parties hereto with respect to the matters stated herein.

         (f) This Consent will for all purposes be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed wholly therein.

         (g) This Consent shall not be effective until executed by all the parties hereto and may be executed in several counterparts, each of which will constitute an original instrument and all of which will together constitute one and the same instrument.

         (h) Each right and remedy of Landlord provided for in this Consent or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for herein or therein or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies so provided for or so existing.

         (i) The terms and provisions of this Consent bind and inure to the benefit of the parties hereto and their respective successors and assigns except that no violation of the provisions of Paragraph 2 shall operate to vest any rights in any successor or assignee of Tenant or Subtenant.

         (j) If any one or more of the provisions contained in this Consent shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of February 26, 1998.

                                       LANDLORD:

                                       NEW YORK INVESTMENT LIMITED PARTNERSHIP

                                       By: Silvius Rye, Inc., a general partner

                                       By: /s/ Daniel Dornier
                                          -------------------------------------
                                          Name:  Daniel Dornier
                                          Title: President



                                       TENANT:

                                       CVS NEW YORK, INC.



                                       By: /s/ Zenon P. Lankowsky
                                          -------------------------------------
                                          Name: Zenon P. Lankowsky
                                               --------------------------------
                                          Title: Secretary
                                                -------------------------------


                                       SUBTENANT:

                                       LILLIAN VERNON CORPORATION



                                       By: /s/ Lillian Vernon
                                          -------------------------------------
                                          Name: Lillian Vernon
                                               --------------------------------
                                          Title: Chairman / CEO
                                                -------------------------------

                                   EXHIBIT A

                                    SUBLEASE

                                 [See attached]

                                   EXHIBIT B

                              FORM OF DIRECT LEASE

                                 [See Attached]

                                     LEASE

                                 BY AND BETWEEN

                    NEW YORK INVESTMENT LIMITED PARTNERSHIP,

                                  AS LANDLORD

                                      AND

                          LILLIAN VERNON CORPORATION,

                                   AS TENANT




                                ONE THEALL ROAD
                                 RYE, NEW YORK

                               TABLE OF CONTENTS

                                                                           PAGE

                                   ARTICLE I

               GRANT AND TERM................................................1

Section 1.01.  Leased Premises...............................................1
Section 1.02.  Use of Additional Areas.......................................1
Section 1.03.  Commencement of Term..........................................1
Section 1.04.  Length of Term................................................2

                                   ARTICLE II

               RENT; OPERATING EXPENSES......................................2

Section 2.01.  Rent..........................................................2
Section 2.02.  Operating Expenses............................................2
Section 2.03.  Delinquent Rent Payment.......................................3

                                  ARTICLE III

               CONDUCT OF BUSINESS BY TENANT.................................4

Section 3.01.  Use of Premises...............................................4
Section 3.02.  Suitability...................................................4
Section 3.03.  Uses Prohibited...............................................4
Section 3.04.  Governmental Regulations......................................4
Section 3.05.  Advertising, Signs............................................4
Section 3.06.  Hazardous Substances..........................................5

                                   ARTICLE IV

               INSURANCE.....................................................7

Section 4.01.  Tenant's Insurance Obligations................................7
Section 4.02.  Insurance Provisions..........................................8
Section 4.03.  Waiver of Subrogation.........................................8
Section 4.04.  Blanket Insurance Coverage....................................9
Section 4.05.  Exemption of Landlord and Management Company from Liability...9
Section 4.06.  Covenant to Hold Harmless.....................................9

                                   ARTICLE V

               [INTENTIONALLY DELETED]......................................10

                                   ARTICLE VI

               UTILITIES....................................................10

                                  ARTICLE VII

               PARKING AND COMMON USE AREAS AND FACILITIES..................11

                                  ARTICLE VIII

               FIXTURES, ALTERATIONS AND IMPROVEMENTS.......................11

Section 8.01.  Tenant's Right to Make Alterations...........................11
Section 8.02.  Mechanics' Lien..............................................12
Section 8.03.  Fixtures and Personal Property...............................13
Section 8.04.  Intentionally Deleted........................................13

                                   ARTICLE IX

               MAINTENANCE OF PREMISES......................................13

Section 9.01.  Maintenance..................................................13
Section 9.02.  Intentionally Deleted........................................14

                                   ARTICLE X

               DAMAGE AND DESTRUCTION.......................................14

Section 10.01. Notice by Tenant.............................................14
Section 10.02. Destruction of the Premises..................................14
Section 10.03. Abatement of Rent............................................15

                                   ARTICLE XI

               EMINENT DOMAIN...............................................15

                                  ARTICLE XII

               DEFAULT......................................................16

Section 12.01.  Default of Tenant...........................................16
Section 12.02.  Remedies of Landlord........................................17
Section 12.03.  Late Charges................................................18
Section 12.04.  Bankruptcy or Insolvency of Tenant..........................18
Section 12.04a. Tenant's Interest Not Transferable..........................19
Section 12.04b. Termination.................................................19
Section 12.04c. Tenant's Obligation to Avoid Creditor's Proceedings.........19
Section 12.04d. Right and Obligations Under the Federal Bankruptcy Code.....19
Section 12.04e. Severability................................................20
Section 12.05.  Default by Landlord.........................................20
Section 12.06.  Intentionally Deleted.......................................21

                                  ARTICLE XIII

                ASSIGNMENT AND SUBLETTING...................................21

                                  ARTICLE XIV

                ESTOPPEL CERTIFICATE, ATTORNMENT, AND SUBORDINATION.........22

Section 14.01.  Estoppel Certificate........................................22
Section 14.02.  Transfer by Landlord........................................23
Section 14.03.  Subordination...............................................23

                                   ARTICLE XV

                ACCESS BY LANDLORD..........................................23

Section 15.01.  Right of Entry..............................................23
Section 15.02.  Excavation..................................................24

                                  ARTICLE XVI

                QUIET ENJOYMENT.............................................24

                                  ARTICLE XVII

                [INTENTIONALLY DELETED].....................................24

                                 ARTICLE XVIII

                HOLDING OVER, SUCCESSORS....................................24

Section 18.01.  Holding Over................................................24
Section 18.02.  Successors..................................................25

                                  ARTICLE XIX

                MISCELLANEOUS PROVISIONS....................................25

Section 19.01.  Brokerage Commission........................................25
Section 19.02.  Entire Agreement............................................25
Section 19.03.  Waiver......................................................25
Section 19.04.  No Partnership..............................................25
Section 19.05.  Accord and Satisfaction.....................................25
Section 19.06.  Captions....................................................26
Section 19.07.  Tenant Defined..............................................26
Section 19.08.  Corporate Authority.........................................26
Section 19.09.  Notices.....................................................26
Section 19.10.  Applicable Law..............................................27
Section 19.11.  Partial Invalidity..........................................27
Section 19.12.  Time........................................................27
Section 19.13.  Intentionally Deleted.......................................27
Section 19.14.  Renewal.....................................................28
Section 19.15.  Intentionally Deleted.......................................28
Section 19.16.  Recording...................................................28
Section 19.17.  Cumulative Remedies.........................................28
Section 19.18.  Attorneys' Fees.............................................29
Section 19.19.  Necessary Acts..............................................29
Section 19.20.  Effectiveness of Lease......................................29
Section 19.21.  No Representations..........................................29
Section 19.22.  Interpretation of Language..................................29
Section 19.23.  Intentionally Deleted.......................................29
Section 19.24.  Intentionally Deleted.......................................29
Section 19.25.  Intentionally Deleted.......................................29

                                     LEASE


         This Lease is entered into as of this 31st day of January, 2005, by and between NEW YORK INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, having a place of business at c/o BHF-Bank, 55 East 59th Street, New York, New York 10022 (hereinafter referred to as "LANDLORD") and LILLIAN VERNON CORPORATION, a Delaware corporation, having its principal office at One Theall Road, Rye, New York ______ (hereinafter referred to as "TENANT").

         WHEREAS, Landlord is the owner of those certain premises more fully described in Paragraph 1.01 hereof; and

         WHEREAS, Tenant desires to lease such premises from Landlord;

         NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter contained, Landlord and Tenant agree as follows:


                                   ARTICLE I

                                 GRANT AND TERM

         SECTION 1.01. LEASED PREMISES. In consideration of the rents, covenants, and agreements on the part of Tenant to be paid and performed, Landlord leases to Tenant, and Tenant leases from Landlord, a single tenant two story 65,000 square foot building located on a parcel of approximately seven
(7) acres, and presently known as One Theall Road, Rye, New York (herein called the "OFFICE BUILDING" or "PREMISES").

         The Premises are leased subject to encumbrances, covenants, easements, restrictions, rights-of-way, utility rights and easements, and all other matters of record whether presently existing or hereafter granted which may affect the Premises, provided that none of them adversely affects the continued use of the Office Building for the purposes described in this Lease.

         SECTION 1.02. USE OF ADDITIONAL AREAS. The use and occupation by Tenant of the Premises shall include the use of the common areas, employees' parking areas, service areas, service roads, loading facilities, sidewalks and customer car parking areas, and other facilities subject however to the terms and conditions of this Lease.

         SECTION 1.03. COMMENCEMENT OF TERM. The term of this Lease and Tenant's obligation to pay rent shall commence on January 31, 2005.

         SECTION 1.04. LENGTH OF TERM. The term of this Lease shall be for five
(5) years and no (0) months following the commencement date with the term commencing at 12:01 o'clock A.M. on such commencement date and terminating at 11:59 o'clock P.M. on the last day of the term.


                                   ARTICLE II

                            RENT; OPERATING EXPENSES

         SECTION 2.01. RENT. The fixed annual base rent during the term of this Lease shall be payable by Tenant in equal monthly installments on or before the first day of each month in advance, at the office of Landlord or its designated agent, or at such other place designated in writing by Landlord, without any prior demand therefor, and without any deduction or set-off whatsoever, and shall be $[95% OF THE THEN MARKET RENT] annually ($_____________ per month).

         SECTION 2.02. OPERATING EXPENSES. (a) The fixed annual base rent shall be net to Landlord (except for structural repairs which shall be Landlord's obligation) so that this Lease shall yield, net to Landlord, the fixed annual base rent specified in Section 2.01 (it being acknowledged that such amount shall be adjusted during the renewal term) and all impositions, insurance premiums, utility charges, maintenance, repair and replacement expenses, all expenses relating to compliance with laws, and all other costs, fees, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Premises (except for structural repairs which shall be Landlord's obligation) or payable by Tenant under this Lease shall be paid or discharged by Tenant (all of the foregoing items, together with any other sums to be paid by Tenant under this Lease, being sometimes hereinafter collectively referred to as "OPERATING EXPENSES" or "ADDITIONAL RENT"). The term "Operating Expenses" or "Additional Rent" shall include, but not be limited to the following types of expenses:

              (i) All costs and expenses relating to the repair and maintenance of the HVAC systems and the elevator, landscaping, snow removal, grounds security, common area electric, common area water, building engineer, porter/matron, cleaning supplies, cleaning contract, window cleaning, insurance, trash removal, general repairs and maintenance (e.g. fire protection, repairs (excluding structural repairs) to the building and plumbing, exterminator, plants, etc.) and miscellaneous expenses (e.g. office supplies, petty cash, telephone, beepers, etc.);

              (ii) All real estate taxes, special assessments, water rates and charges, sewer rates and charges, including any sum or sums payable for present or future sewer or water capacity, street lighting, excise levies, licenses, permits, inspection fees, other governmental charges and all other charges or burdens of whatsoever kind and nature incurred in the use, occupancy, ownership, operation, leasing or possession of the Premises, without particularizing by any known name or by whatever name hereafter called, and whether any of the foregoing be general or special, ordinary or extraordinary, foreseen or unforeseen (all of which are sometimes herein referred to as "IMPOSITIONS"), that may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Premises, or any portion thereof, or any appurtenance thereto, rents or income therefrom, and any easements or rights that may now or hereafter be appurtenant or appertain to the use of the Premises; and

              (iii) any capital levy, gross receipts tax or other tax on the rents received by Landlord from the Premises, or a franchise tax, assessment, levy or charge measured by rents; provided, however, that nothing contained herein shall require Tenant to pay any municipal, state or federal net income or excess profits taxes assessed against Landlord, or any municipal, state or federal, estate, succession, inheritance or transfer taxes of Landlord, or corporation franchise taxes imposed upon the Landlord.

         Operating Expenses shall not include depreciation on the Office Building or on equipment used therein, loan payments, executive salaries, real estate broker's commissions or capital improvements.

         (b) Tenant shall furnish to Landlord, at least two (2) days prior to the date upon which any Imposition would become delinquent without penalty, official receipts of the appropriate taxing authority or other appropriate proof satisfactory to Landlord, evidencing payment thereof or that such payment has been transmitted by Tenant by a copy of the uncancelled check and the payment stub, provided, however, that official receipts or other proof need not be provided for utility bills and other similar items received in connection with the day-to-day operation of the Premises, except to the extent that the bills or items can become a lien against the Premises.

         (c) If Tenant fails to pay or discharge any item of Additional Rent, Landlord, following reasonable notice to Tenant, may, but shall not be obligated to, pay the same, and in that event Tenant shall immediately reimburse Landlord therefor and pay the amount due as Additional Rent, and shall indemnify, defend and save Landlord harmless from and against all Impositions, insurance premiums, utility charges, maintenance, repair and replacement expenses, all expenses relating to compliance with laws, and all other costs, fees, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Premises (except such items that relate to structural repairs) that constitute Additional Rent. In addition, Landlord shall be entitled to charge Tenant a management fee of 1.5% of the Operating Expenses paid by Landlord with respect to any such Operating Expenses paid by Landlord.

         SECTION 2.03. DELINQUENT RENT PAYMENT. All payments of fixed annual base rent and Additional Rent shall be payable without previous demand therefor and without any right of set-off or deduction whatsoever, and in case of nonpayment of any item of Additional Rent by Tenant when the same is due, Landlord shall have, in additional to all its other rights and remedies, all of the rights and remedies available to Landlord under the provisions of this Lease or by law or in equity in the case of nonpayment of rent. The performance and observance by Tenant of all the terms, covenants, conditions and agreements to be performed or observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense.

         If Tenant shall fail to pay, within thirty (30) days from the date when due, any rent, Additional Rent, amounts or any other charges payable hereunder, such unpaid amounts shall bear interest from the date due to the date of payment at the rate of eighteen (18%) percent per annum.


                                  ARTICLE III

                         CONDUCT OF BUSINESS BY TENANT

         SECTION 3.01. USE OF PREMISES. The Premises shall be used and occupied by Tenant for general office use only and for no other purposes whatsoever without obtaining the prior written consent of Landlord.

         SECTION 3.02. SUITABILITY. This Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises.

         SECTION 3.03. USES PROHIBITED. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises. Without limiting the generality of the foregoing, nothing shall be prepared or manufactured in the premises which might emit an odor outside the Office Building, or cause an objectionable noise or vibration in the Office Building. Tenant further agrees not to connect any apparatus, machinery or device to the electric wires or water or other pipes in the premises except as set forth in Article VI hereof, except that Tenant may install the usual office machines and equipment, such as computers, printers, communication facilities and similar equipment.

         SECTION 3.04. GOVERNMENTAL REGULATIONS. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements, statutes, and ordinances of all county, municipal, state, federal and other governmental authorities having jurisdiction, now in force or which may hereafter be in force, pertaining to the Premises except those relating to structural matters.

         SECTION 3.05. ADVERTISING, SIGNS. Tenant shall not affix or maintain upon the glass panes and supports of the windows, (or within 24 inches of any window), doors and the exterior walls of the Premises, any signs, advertising, placards, names, insignia, trademarks, descriptive material or any other such like items except such as shall have first received the written approval of Landlord (which shall not be unreasonably withheld) as to size, type, color, location, copy, nature and display qualities. Tenant shall not affix any sign to the roof of the Office Building.

Upon receipt of appropriate municipal approvals and subject to the consent of Landlord, Tenant shall be permitted to erect an exterior sign as described on attached EXHIBIT A.

         SECTION 3.06. HAZARDOUS SUBSTANCES.

         (a) Tenant, at its sole cost and expense, shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("HAZARDOUS MATERIALS LAWS") relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any Hazardous Materials Laws (collectively, "HAZARDOUS MATERIALS").

         (b) Tenant, at its sole cost and expense, shall procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, discharge of appropriately treated materials or waste into or through any sanitary sewer system serving the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials to be removed from the Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of Hazardous Materials. Tenant shall in all respects, handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in complete conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws are solely the responsibility of Tenant. Upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials to be removed from the Premises and transported for use, storage or disposal in accordance with and in complete compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Premises or enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected with the Premises without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition, at Landlord's request, Tenant shall remove all tanks or fixtures which contain or contained or are contaminated with Hazardous Materials either (A) upon the termination of this Lease, or (B) immediately, if any such tank or fixture is not operated or maintained in accordance with applicable Hazardous Materials Laws.

         (c) Tenant shall immediately notify Landlord of (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against Landlord, or the Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Premises or with respect to any Hazardous Materials removed from the Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also provide Landlord, as promptly as possible and in any event within ten days after Tenant receives the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use thereof. Upon request of Landlord (to enable Landlord to defend itself from any claim or charge related to any Hazardous Materials Law), Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises by Tenant or under Tenant's direction or supervision. All such manifests shall list the Tenant or its agent as a responsible party and in no way shall attribute responsibility for any Hazardous Materials to Landlord.

         (d) Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold Landlord and each of Landlord's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including reasonable attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials in, on, under, upon or from the Premises or from the transportation or disposal of Hazardous Materials to or from the Premises. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Tenant or its employees, agents, customers, sub-lessees, assignees, contractors or sub-contractors (whether or not they are negligent, intentional, wilful or unlawful) shall be strictly attributable to Tenant. Notwithstanding the foregoing, Tenant shall not be liable by reason of the gross negligence or wilful misconduct of Landlord or its officers, employees or agents.

         (e) If a governmental authority institutes an enforcement action against Tenant or the Premises for the clean-up or removal of any Hazardous Materials, Landlord shall have the right to require Tenant to undertake and submit to Landlord an environmental audit from an environmental company reasonably acceptable to Landlord, which audit shall evidence Tenant's compliance with this provision. Landlord may, at its expense, commission an environmental audit of the Premises at any time after prior notice to Tenant.

         (f) Notwithstanding anything contained in this Section 3.06, Tenant shall have no liability in respect of any Hazardous Material in, on, under or about the Premises prior to date which Tenant came into possession pursuant to that certain Sublease dated as of January 30, 1998, by and between CVS New York, Inc. and Lillian Vernon Corporation.

                                   ARTICLE IV

                                   INSURANCE

         SECTION 4.01. TENANT'S INSURANCE OBLIGATIONS. Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect the following insurance coverage:

         (a) Policies of insurance covering the Office Building and Tenant's improvements, additions, alterations, furniture, fixtures, equipment and personal property against (i) loss or damage by fire; (ii) loss or damage from all other risks or hazards now or hereafter embraced by an "Extended Coverage Endorsement", including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, water damage and debris removal; (iii) loss for flood if the Premises are in a designated flood or flood insurance area; (iv) loss from so-called explosion, collapse and underground hazards; and (v) loss or damage from all other risks or hazards of a similar or dissimilar nature that are now or may hereafter be customarily insured against with respect to improvements similar in construction, design, general location, use and occupancy to the Office Building. Such policies shall also contain an "Ordinance or Law" endorsement. At all times, the insurance coverage shall be in an amount equal to one hundred percent (100%) of the then "Full Replacement Cost" of the Office Building. "Full Replacement Cost" shall be interpreted to mean the cost of replacing the Office Building without deduction for depreciation or wear and tear, and it shall include a reasonable sum for architectural, engineering, legal, administrative and supervisory fees connected with the restoration or replacement of the Office Building in the event of damage thereto or destruction thereof. The Insurance policy shall also contain an agreed value endorsement. If a sprinkler system shall be located in the Office Building, Tenant shall maintain sprinkler leakage insurance.

         (b) Comprehensive general liability insurance (including "hired car" and "non-owned automobile" coverage) against any loss, liability or damage on, about or relating to the Premises, or any portion thereof, with limits initially of not less than Five Million Dollars ($5,000,000.00) combined single limit, per occurrence and aggregate coverage on an occurrence basis.

         (c) Boiler and pressure vessel (including, but not limited to, pressure pipes, steam pipes and condensation return pipes) insurance, provided the Office Building contains a boiler or other pressure vessel or pressure pipes.

         (d) Rental value insurance in the amount of one year of fixed annual base rent and one year of Additional Rent at the respective rates of fixed annual base rent and Additional Rent payable by Tenant. Rental value insurance shall be increased at any time that the fixed annual base rent or Additional Rent payable by Tenant increases.

         (e) Any other insurance in amounts that may from time to time reasonably be required by Landlord, against other insurable hazards that at the time are commonly insured against in the case of premises, buildings or improvements similar in construction, design, general location, use and occupancy to those on or appurtenant to the Premises.

         The insurance set forth in this Section shall be maintained by Tenant at not less than the limits set forth herein and reasonably required to be increased from time to time by Landlord in writing, whereupon Tenant shall obtain and maintain thereafter insurance in the amount required by Landlord.

         SECTION 4.02.  INSURANCE PROVISIONS.

         All policies of insurance required by Section 4.01 shall be maintained with a reputable and financially sound insurance company acceptable to Landlord authorized to issue insurance in the state in which the Premises are located, shall name Landlord (except as to Tenant's furniture, fixtures and personal property) and, at the request of Landlord, any mortgagee of Landlord as named insureds and shall provide that the proceeds thereof shall be payable to Landlord and Tenant, as co-trustees. If Landlord so requests, insurance proceeds shall also be payable to any contract purchaser of the Premises and the holder of any mortgage now or hereafter becoming a lien on the fee of the Premises, or any portion thereof, as the interest of purchaser or holder appears pursuant to a standard named insured or mortgagee clause. Tenant shall not, on Tenant's own initiative or pursuant to request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in Section 4.01, unless Landlord is named therein as a named insured with loss payable as provided in this Article. Tenant shall immediately notify Landlord whenever any separate insurance is taken out and shall deliver to Landlord copies of the insurance policy certified by the insurer.

         Each policy required under this Article shall have attached thereto
(a) an endorsement that the policy shall not be canceled or materially changed without at least 30 days' prior written notice to Landlord, and (b) an endorsement to the effect that the insurance as to the interest of Landlord shall not be invalidated by any act or neglect of Landlord or Tenant. Tenant shall deliver to Landlord a certified copy of each current insurance policy. A new certificate of insurance in a form reasonably acceptable to Landlord shall be delivered to Landlord not less than 20 days prior to the expiration of the then current policy term.

         SECTION 4.03. WAIVER OF SUBROGATION.

         Tenant shall cause to be inserted in the policy or policies of insurance required by this Article a so-called "Waiver of Subrogation Clause" as to Landlord, except to the extent that the policies specifically name Landlord and any mortgagee of Landlord as additional insureds. Tenant hereby waives, releases and discharges Landlord, its agents and employees from all claims whatsoever arising out of any loss, claim, expense or damage to or destruction to the Premises, Tenant's furniture, fixtures, equipment or personal property and all items covered or coverable by insurance required under this Article notwithstanding that the loss, claim, expense or damage may have been caused by Landlord, its agents or employees and Tenant agrees to look only to the insurance coverage in the event of any loss.

         SECTION 4.04. BLANKET INSURANCE COVERAGE.

         Nothing in this Article shall prevent Tenant from taking out insurance of the kind and in the amount provided for under the preceding sections of this Article under a blanket insurance policy or policies that may cover other properties owned or operated by Tenant as well as the Premises; provided, however, that any policy of blanket insurance of the kind provided for shall
(a) specify therein the amounts thereof exclusively allocated to the Premises or Tenant shall furnish Landlord and the holder of any fee mortgage with a written statement from the insurers under the policies specifying the amounts of the total insurance exclusively allocated to the Premises, and (b) not contain any clause that would result in the insured thereunder being required to carry any insurance with respect to the property covered thereby in an amount not less than any specific percentage of the Full Replacement Cost of the property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under the policy; and further provided, however, that the policies of blanket insurance shall, with respect to the Premises, contain the various provisions required of an insurance policy by the foregoing provisions of this Article. Tenant shall deliver to Landlord certificates of blanket insurance policies reasonably satisfactory to Landlord.

         SECTION 4.05. EXEMPTION OF LANDLORD AND MANAGEMENT COMPANY FROM
                       LIABILITY.

         Neither Landlord, its agents nor its designated management company shall be liable for injury to Tenant's business for loss of income therefrom or for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees, customers, agents or contractors, or any other person in or about the Premises caused by or resulting from fire, explosion, falling plaster, steam, electricity, gas, dampness, water or rain which may leak or flow from or into any part of the Premises from the roof, street or sub surface condition or from any other place, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or by any other cause of whatsoever nature, whether said damage or injury results from conditions arising upon the Premises or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing same is inaccessible to Tenant. Neither Landlord, its agents nor its designated management company shall be liable for any damage caused by other persons in the Premises, occupants of adjacent property of the Office Building, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable for any latent defect in the Premises unless such latent defect is covered by a guarantee from Landlord's contractor(s) in which case Landlord's liability shall not exceed that of the contractor(s). Nothing herein shall relieve Landlord of its obligation to make structural repairs.

         SECTION 4.06. COVENANT TO HOLD HARMLESS. Tenant covenants, to the extent permitted by applicable law, to indemnify Landlord, its partners, representatives, agents and employees, and save them harmless from and against any and all claims, actions, damages, liability and expense including the attorney's fees of counsel designated by Tenant and approved by Landlord, in connection with all losses, including loss of life, personal injury and/or damage to property (except for loss or damage caused solely by the negligence of Landlord or its agents or representatives), arising from or out of any occurrence in, upon or at the Premises or the occupancy or use by Tenant of the Premises or any part thereof, or arising from or out of Tenant's failure to comply with any provision of this Lease or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, suppliers, employees, servants, customers or licensees. In case Landlord or any other party so indemnified shall, without fault, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold them harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by them in connection with such litigation.


                                   ARTICLE V

                            [INTENTIONALLY DELETED]


                                   ARTICLE VI

                                   UTILITIES

         Tenant shall pay, when due, all charges of whatsoever kind and nature for utilities furnished to the Premises during the term of this Lease, including, without limitation, all charges for water, sewer, heat, gas, light, garbage, electricity, telephone, steam, power or other public or private utility services. Landlord shall direct the appropriate utility companies to bill said utilities directly to Tenant.

         Landlord shall not be liable for failure to furnish any of the foregoing services when such failure is caused by accident or conditions beyond the control of Landlord, or by repairs, labor disturbances, labor disputes of any character; nor shall Landlord be liable for loss of or injury to property however occurring through or in connection with or incidental to the furnishing of any of the foregoing, nor shall such failure relieve Tenant from its duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant.

         Tenant will not use any device or apparatus in the Office Building which will require electric current in excess of the Office Building's capacity unless Tenant arranges for such increased capacity at its sole cost and expense.

                                  ARTICLE VII

                  PARKING AND COMMON USE AREAS AND FACILITIES

         Landlord will provide on-site parking for a minimum of 200 cars for Tenant's use. However, in the event any governmental authority having jurisdiction over the Premises requires additional parking, pursuant to any zoning law or ordinance, Landlord shall provide Tenant with the additional on-site parking in accordance with said law or ordinance.

         All automobile parking areas, driveways, entrances and exits thereto, shown on the Site Plan attached hereto as EXHIBIT B and other facilities furnished by Landlord in or near the Office Building, including employee parking areas, loading docks, if any, sidewalks and ramps, landscaped areas, and other areas and improvements shall at all times be subject to the exclusive control and management of Tenant. Tenant, at its sole expense, will operate and maintain the common facilities referred to above in such manner as Landlord, in its reasonable discretion, shall determine from time to time, provided that Tenant's use of the same shall not be materially affected.


                                  ARTICLE VIII

                     FIXTURES, ALTERATIONS AND IMPROVEMENTS

         SECTION 8.01. TENANT'S RIGHT TO MAKE ALTERATIONS. Landlord agrees that Tenant may, at its own expense and after giving Landlord or its designated agent at least thirty (30) days notice in writing of its intention to do so, from time to time during the term hereof make alterations, additions and changes in and to the interior of the Premises (except those of a structural nature) as it may find necessary or convenient for its purposes, provided that the value of the Premises is not thereby diminished, and provided, however, that no alterations, additions or changes costing in excess of Two Hundred Thousand Dollars ($200,000.00) may be made without first procuring the approval in writing of Landlord, which approval shall not be unreasonably withheld. In addition, no alterations, additions or changes shall be made to the exterior walls or roof of the Premises, nor shall Tenant erect any mezzanine or increase the size of same if one be initially constructed, without the prior written approval of Landlord. In no event shall Tenant make or cause to be made any penetration through the roof of the Premises. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Article. All alterations, additions, improvements or changes to be made to the Premises which require the approval of Landlord shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications with respect thereto, approved in writing by Landlord before the commencement of the work. Tenant shall carefully select all contractors and other entities utilized to make alterations to the Premises in order to insure labor harmony. All work done with respect to alterations, additions and changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. Any such changes, alterations and improvements shall be performed and done strictly in accordance with the laws and ordinances relating thereto. In performing the work of any such alterations, additions or changes, Tenant shall have the work performed in a manner which will not obstruct the access to the Property. Tenant may remove any alterations, improvements and changes made by Tenant pursuant to this section upon the termination of this Lease, provided Tenant repairs all damage caused by such removal. All improvements not removed by Tenant shall become a part of the Premises. Upon the termination of the Lease, Tenant shall, at Landlord's request by written notice to Tenant given not less than 30 days prior to the date of termination, at Tenant's sole cost and expense, remove any such alterations and improvements and repair all damage caused by such removal.

         In the event that Tenant shall make any permitted alterations, additions or improvements to the Premises under the terms and provisions of
Section 8.01, Tenant agrees to carry such insurance as required by Article IV covering any such alteration, addition or improvement, it being expressly understood and agreed that none of such alterations, additions or improvements shall be insured by Landlord under such insurance (if any) as Landlord may carry upon the Office Building.

         SECTION 8.02. MECHANICS' LIEN. Tenant agrees that it will pay or cause to be paid all costs for work done by it or caused to be done by it on the Premises, and Tenant will keep the Premises free and clear of all mechanics' liens and other liens on account of work done for Tenant or persons claiming under it. Tenant agrees to and shall indemnify, defend and save the Landlord free and harmless against liability, loss, damage, costs, attorneys' fees and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it.

         If Tenant shall desire to contest any claim or lien, it shall furnish to Landlord or the appropriate court adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety in such amount conditioned on the discharge of the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once.

         If Tenant shall be in default in paying any charge for which a mechanics' lien claim and suit to foreclose the lien have been filed, and shall not have given Landlord or the appropriate court security to protect the property and Landlord against such claim of lien, Landlord may (but shall not be required to) pay the said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant shall pay the same to Landlord with interest at the maximum lawful rate from the date(s) of Landlord's payment(s).

         Should any claims of lien be filed against the Premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

         Landlord or its representatives shall have the right to go upon and inspect the Premises at all reasonable times after three (3) days written notice to Tenant and Tenant shall, before the commencement of any work which might result in any such lien, give to Landlord written notice of its intention to do so pursuant to Section 8.01.

         SECTION 8.03. FIXTURES AND PERSONAL PROPERTY. Any trade fixtures, signs and other personal property of Tenant not permanently affixed to the Premises shall remain the property of Tenant and Landlord agrees that Tenant shall have the right, at any time, and from time to time, to remove its trade fixtures and other personal property which it may have stored or installed in the Premises. Nothing contained in this Article shall be deemed or construed to permit or allow Tenant to remove so much of such personal property of comparable or better quality, as to render the Premises unsuitable for conducting the type of business specified herein. Tenant at its expense shall immediately repair any damage occasioned to the Premises by reason of the removal of any such trade fixtures and other personal property, and upon the last day of the lease term or a date of earlier termination of this Lease, shall leave the Premises in a neat and broom clean condition, free of debris, normal wear and tear excepted.

         All improvements to the Premises made by Tenant, including but not limited to light fixtures, floor coverings and non-movable partitions, but excluding trade fixtures, shall become the property of Landlord upon expiration or earlier termination of this Lease; provided, however, that if Landlord requires such improvements to be removed in accordance with Section 8.01, Tenant shall, at its sole cost and expense, remove such improvements.

         Tenant shall be responsible for and pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations, as well as upon its trade fixtures, leasehold improvements, any leasehold interest, merchandise and other personal property in, on or upon the Premises.

         SECTION 8.04. INTENTIONALLY DELETED.


                                   ARTICLE IX

                            MAINTENANCE OF PREMISES

         SECTION 9.01. MAINTENANCE. Tenant will throughout the full term of the Lease, at Tenant's sole cost and expense, keep and maintain the Office Building and common areas in good order and repair, and shall make and perform all routine maintenance thereof and all necessary repairs thereto, interior and exterior, ordinary and extraordinary, foreseen and unforeseen of whatsoever kind and nature in accordance with the standards of first-class office buildings in the vicinity of the Office Building, except that Tenant shall not be required to make any structural repairs which shall be Landlord's responsibility throughout the full term of the Lease. Tenant, at its sole cost and expense, shall keep the Premises safe for human occupancy and use, shall take good care of, repair and maintain in good order and repair all driveways, pathways, roadways, sidewalks, curbs, spur tracts, parking areas, loading areas, landscaped areas, entrances and passageways, shall promptly remove all accumulated snow, ice and debris from any and all driveways, pathways, roadways, sidewalks, curbs, spur tracks, parking areas, loading areas, landscaped areas, entrances and passageways, and shall keep all portions of the Premises, including areas appurtenant thereto, in a clean and orderly condition free of snow, ice, dirt, rubbish, debris and unlawful obstructions.

         At the expiration of the Lease, Tenant shall surrender the Premises in good condition, reasonable wear and tear and damage by casualty excepted, and shall surrender all keys for the Premises to Landlord or its designated agent at the place then fixed for the payment of rent and shall inform Landlord or its designated agent of all combinations on locks, safes and vaults, if any, in the Premises. Tenant may remove all of its trade fixtures, alterations and improvements, including vaults, from the Premises at the expiration of the lease term; provided, however, that in the event that Landlord requires the removal of such items, Tenant shall remove such items. Before surrendering the Premises, Tenant shall repair any damage caused by removal of said trade fixtures, alterations and improvements, such repairs to be performed in a good and workmanlike manner, and shall broom clean the Premises thoroughly. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.

         The voluntary or other surrender of this Lease by Tenant, or mutual cancellation thereof, shall not work a merger but shall, at the option of the Landlord, terminate any or all existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

         SECTION 9.02. INTENTIONALLY DELETED.


                                   ARTICLE X

                             DAMAGE AND DESTRUCTION

         SECTION 10.01. NOTICE BY TENANT. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or of defects therein or in any fixtures or equipment. However, such notices, or any occurrence giving rise thereto, shall not impose any duty on Landlord except as otherwise expressly provided herein.

         SECTION 10.02. DESTRUCTION OF THE PREMISES. In the event that the Premises are damaged by fire or other perils covered by fire and extended coverage insurance, for which damage the cost of repair is less than thirty-three and one-third percent (33-1/3%) of the cost of replacement of the Premises and is less than the amount of fixed annual base rent remaining due hereunder for the balance of the term hereof including any renewal period for which Tenant has exercised its option or for which Tenant commits to exercise its option prior to the time set forth in Section 19.14 hereof, the damage shall be promptly repaired by Landlord at Landlord's expense, provided Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered as a result of such damage and provided to Landlord for such repair, and in no event shall Landlord be required to repair or replace Tenant's stock in trade, files, documents, fixtures, improvements, furnishings, and/or equipment. In the event of any damage to the Premises, and if Landlord is not required to repair as hereinabove provided, Landlord may elect whether to repair or rebuild the Premises, or to terminate this Lease effective as of the date of damage, upon giving notice of such election in writing to Tenant within forty-five (45) days after the occurrence of the event causing damage.

         SECTION 10.03. ABATEMENT OF RENT. If damage to the Premises or repairing or rebuilding of the Premises after such damage shall render the Premises untenantable in whole or in part, and Landlord shall repair such damage pursuant to the provisions of this Article X, then a proportionate abatement of the fixed monthly rent and Additional Rent shall be allowed from the date when such damage occurs until the date Landlord completes its repairs but only to the extent the same is covered by rent interruption insurance, and paid to Landlord. The proportionate abatement shall be computed on the basis of the relation which the area of space rendered untenantable bears to the total area of the Premises prior to such damage. If Landlord is required or elects to repair the Premises as herein provided, Tenant shall promptly repair or replace its improvements, fixtures, furniture, furnishings and equipment, and if Tenant has closed, Tenant shall promptly reopen for business after completion of all such repairs and replacements.


                                   ARTICLE XI

                                 EMINENT DOMAIN

         In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of such taking and the Tenant shall thereupon be released from any liability thereafter accruing hereunder.

         In the event more than twenty-five (25%) percent of the total square footage of floor area of the Premises is taken under the power of eminent domain by any public or quasi-public authority, or if by reason of any appropriation or taking, regardless of the amount so taken, the remainder of the Premises is not one undivided parcel of property, either Landlord or Tenant shall have the right to terminate this Lease as of the date Tenant is required to vacate a portion of the Premises upon giving notice in writing of such election within thirty (30) days after receipt by Tenant from Landlord of written notice that said Premises have been so appropriated or taken.

In the event of such termination, both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder. Landlord agrees immediately after learning of any appropriation or taking to give to Tenant notice in writing thereof. If both Landlord and Tenant elect not to so terminate this Lease, Tenant shall remain in possession of the portion of the Premises which shall not have been appropriated or taken as herein provided.

         If this Lease is terminated in either manner hereinabove provided, Landlord shall be entitled to the entire award or compensation in such proceedings, but the rent and other charges for the last month of Tenant's occupancy shall be prorated and Landlord agrees to refund to Tenant any rent or other charges paid in advance. Tenant's right to receive compensation or damages for its fixtures and personal property shall not be affected in any manner hereby.

         In the event that this Lease is not terminated in any manner as provided above, then Landlord agrees at Landlord's cost and expense as soon as reasonably possible to restore the Premises to a complete unit of as like quality and character as possible, in view of the taking, as existed prior to such appropriation or taking (except for Tenant's leasehold improvements); and thereafter the fixed annual base rent and Additional Rent and other expenses paid by Tenant shall be reduced on the basis of the relation which the area of space remaining bears to the total area of the Premises prior to such taking. Landlord shall be entitled to receive the total award or compensation in such proceedings, except as to Tenant's leasehold improvements.

         For the purposes of this Article XI, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation, shall be deemed an appropriation or taking under the power of eminent domain. In any such event, Landlord shall provide Tenant with documentation evidencing such threat of condemnation.


                                  ARTICLE XII

                                    DEFAULT

         SECTION 12.01. DEFAULT OF TENANT. The occurrence of any of the following shall constitute a material default and breach of this Lease by
Tenant:

              (a) Any failure by Tenant to pay the rent within ten (10) days after the due date thereof, or to pay any other monetary sums required to be paid hereunder (including, without limitation, any items which constitute Operating Expenses) on the due date thereof;

              (b) The abandonment or vacation of the Premises by Tenant for a period of more than thirty (30) days;

              (c) A failure by Tenant to observe and perform any other provisions of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that Tenant shall not be deemed to be in default if the nature of such failure is such that the same cannot reasonably be cured within such thirty (30) day period and Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

         SECTION 12.02. REMEDIES OF LANDLORD. In the event of any such material default and breach by Tenant, Landlord may at any time thereafter, with or without notice and demand and without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

              (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right of possession, irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises, as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant. In the event such re-letting occurs, this Lease shall terminate automatically upon the new tenant's taking possession of the Premises, and Landlord shall be entitled to recover from Tenant all damages incurred by reason of Tenant's default, as more fully set forth below. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous uncured default by Tenant.

              (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereof, the following: (i) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after termination exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iii) that portion of any real estate brokerage commission paid in advance by Landlord attributable to any period of time for which Tenant fails to occupy the Premises as a result of the termination of this Lease; plus (iv) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law, including but not limited to reasonable attorneys' fees. Upon any such re-entry, Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used above, the

         "WORTH AT THE TIME OF AWARD" shall be computed by discounting such amounts at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one (1%) percent. The term "RENT", as used in this
         Article XII, shall mean the rent to be paid pursuant to Article II together with all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

              Notwithstanding anything contained in this Lease to the contrary, Landlord shall give Tenant ten (10) days written notice prior to terminating Tenant's right to possession for non-payment of rent.

              (c) Collect as an additional item of damages the cost of repairs, alterations, redecorating, lease commissions and Landlord's other expenses incurred in reletting the Premises to a new tenant.

              (d) Enter the Premises and remove therefrom all persons and property. Such property may be stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, and may be sold by Landlord by public or private sale, without notice to or demand upon Tenant, if said property is stored for thirty (30) days or more and Tenant has not paid the entire cost of storage.

         SECTION 12.03. LATE CHARGES. Tenant hereby acknowledges that the late payment by Tenant to Landlord of rent and any and all other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to four (4%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's obligation to make timely payments, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         SECTION 12.04. BANKRUPTCY OR INSOLVENCY OF TENANT. Except as specifically provided in this Section 12.04, the occurrence of any of the following shall constitute a material default and breach of this Lease by
Tenant: the making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within (30) days.

         SECTION 12.04a. TENANT'S INTEREST NOT TRANSFERABLE. Neither Tenant's interest in this Lease, nor any estate hereby created in Tenant nor any interest herein or therein, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law except as may specifically be provided pursuant to the Federal Bankruptcy Code.

         SECTION 12.04b. TERMINATION. In the event the interest or estate created in Tenant hereby shall be taken in execution or by other process of law, or Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any State Act or the Federal Bankruptcy Code or if Tenant is adjudicated insolvent by a Court of competent jurisdiction other than the United States Bankruptcy Court, if a receiver or trustee of the property of Tenant shall be appointed by reason of the insolvency or inability of Tenant to pay its debts, or if any assignment shall be made of the property of Tenant for the benefit of Creditors, then and in any such events, this Lease and all rights, but not the duties or obligations, of Tenant hereunder, at the option of Landlord, shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally set forth herein and fixed for the expiration of the term, and Tenant shall vacate and surrender the Premises but shall remain liable as herein provided.

         SECTION 12.04c. TENANT'S OBLIGATION TO AVOID CREDITOR'S PROCEEDINGS. Tenant shall not cause or give cause for the appointment of a trustee or receiver of the assets of Tenant and shall not make any assignment for the benefit of creditors, or become or be adjudicated insolvent. The allowance of any petition under insolvency law except under the Federal Bankruptcy Code or the appointment of a trustee or receiver of Tenant or of the assets of Tenant, shall be conclusive evidence that Tenant caused, or gave cause therefor, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. Any act described in this Section shall be deemed a material breach of tenant's obligations hereunder, and this Lease shall thereupon automatically terminate. Landlord does, in addition, reserve any and all other remedies provided in this Lease or in law.

         SECTION 12.04d. RIGHT AND OBLIGATIONS UNDER THE FEDERAL BANKRUPTCY CODE. (i) Upon the filing of a petition by or against Tenant under the Federal Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed agree as follows: (a) to perform each and every obligation of Tenant under this Lease including, but not limited to, conforming to the manner of operation of the business as provided in Section 3.01 of this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (b) to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Premises an amount equal to fixed base rent and other charges otherwise due pursuant to this Lease; (c) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Federal Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as Landlord, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other

Chapter; for purposes of this Section 12.04d., it shall be conclusively presumed that the time periods set forth herein constitute a reasonable period of time within which to determine whether to reject or assume this Lease, and it shall be the burden of Tenant or the trustees to overcome this presumption;
(d) to give Landlord at least forty-five (45) days prior written notice of any proceedings relating to any assumption of this Lease; (e) to give at least thirty (30) days prior written notice of any abandonment of the Premises; such abandonment to be deemed a rejection of this Lease; (f) to do all other things of benefit to Landlord or otherwise required under the Federal Bankruptcy Code;
(g) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; (h) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above waiving notice, and hearing of the entry of same.

         (ii) No default under this Lease by Tenant, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

         (iii) Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of assumption and/or assignment are the following: (a) the cure of any monetary defaults and the reimbursement of pecuniary loss within not more than thirty (30) days of assumption and/or assignment; and (b) the deposit of any additional sum equal to three (3) months' rental to be held as security deposit concurrently with assumption and/or assignment; and (c) the use of the Premises as set forth in
Section 3.01 of this Lease, and (d) demonstration in writing by the reorganized debtor or assignee of such debtor in possession or of Tenant's trustee that it has sufficient background, including but not limited to financial ability, to operate a business out of the Premises in the manner contemplated in this Lease and to meet all other reasonable criteria of Landlord as did Tenant upon execution of this Lease; and (e) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (f) the Premises, at all times, shall remain an office building and no physical changes of any kind shall be made to the Premises unless in compliance with the applicable provisions of this Lease.

         SECTION 12.04e. SEVERABILITY. The invalidity of any term or provision, or any part thereof, of this Section 12.04, as determined by a court of competent jurisdiction, shall in no way affect the validity and/or enforceability of any other term or provision, or any part thereof, of this
Section 12.04.

         SECTION 12.05. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to Landlord's designated agent and to the holder of any first deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if

Landlord commences performance within said thirty (30) day period and thereafter diligently prosecutes the same to completion.

         SECTION 12.06. INTENTIONALLY DELETED.

                                  ARTICLE XIII

                           ASSIGNMENT AND SUBLETTING

         Tenant shall not transfer, assign, sublet, change ownership, mortgage or hypothecate this Lease or Tenant's interest in and to the Premises, or any part thereof, prior to occupancy, or, any time thereafter without first procuring the written consent of Landlord. Any such attempt to transfer, assign, sublet, change ownership, mortgage or hypothecate this lease without Landlord's prior written consent shall be void and confer no rights upon any third person. Landlord shall not unreasonably withhold or delay consent to an assignment of this Lease or to subletting of the demised Premises subsequent to occupancy, provided that any such assignment or subletting shall be made solely upon the following terms and conditions:

              (a) Tenant shall provide Landlord for Landlord's approval at least forty-five (45) days prior to any proposed sublease or assignment, written notice of such proposed assignment, containing the name and address of the proposed sublessee or assignee, adequate information as to its reputation and financial condition, which financial condition shall be at least equivalent to that of Tenant, and the intended use of the Premises, and a copy of the proposed sublease or assignment. No assignment or sublease shall become effective unless and until Landlord shall have reviewed and approved the information set forth in such notice and issued its written approval to the sublease or assignment, which approval shall not be unreasonably withheld or delayed.

              (b) Landlord shall have also the option, exercisable by written notice within thirty (30) days after receipt of the notice from Tenant, to terminate this Lease effective as of a date specified by Landlord in such notice, which date shall be not later than thirty
         (30) days after the date of Landlord's notice. In the event that Landlord shall elect to so terminate this Lease, Tenant shall have the right, for a period of seven (7) days from the date of Landlord's termination notice, to withdraw its proposed sublease or assignment and this Lease Agreement shall continue in full force and effect.

              (c) [Intentionally Deleted]

              (d) Each transfer, assignment, subletting, mortgage or hypothecation shall be by an instrument in writing in a form reasonably satisfactory to Landlord and shall be executed by the transferor, assignor, sublessee, hypothecator or mortgagor and the transferee, assignee, sublessee or mortgagee in each instance as the case may be. Each transferee, assignee, sublessee or mortgagee shall agree in writing to assume and be bound by and to perform the terms, covenants and conditions of this Lease to be performed by Tenant including the payment of all amounts due or to become due under this Lease directly to Landlord. No such assignment or sublet shall relieve Tenant of any obligations under this Lease. In the event Landlord shall review, at Tenant's request, a proposed assignment, transfer, subletting, mortgage or hypothecation, Tenant shall pay to Landlord a reasonable sum (which Landlord approximates to be $1,500.00) for the time and expense incurred by Landlord or its agent in connection with the transaction. In addition, Tenant shall reimburse Landlord for Landlord's reasonable attorneys' fees incurred in conjunction with processing and the documentation of any such transaction.

              Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, upon forty-five (45) days prior written notice to Landlord, to assign this Lease or sublet the Premises to a corporation which:

                   (i)    is Tenant's parent organization;

                   (ii)   is a wholly-owned subsidiary of Tenant; or

                   (iii) is a wholly-owned subsidiary of Tenant's parent organization.

              Any transfer pursuant to (i), (ii) or (iii) above shall be subject to the following conditions:

                   (a) Tenant shall remain fully liable during the unexpired
              term of this Lease;

                   (b) Any such assignment, sublease, or transfer shall be
              subject to all of the terms, covenants and conditions of this Lease and such assignee, sublessee or transferee shall expressly assume for the benefit of Landlord the obligations of Tenant under the Lease by a document reasonably satisfactory to Landlord; and

                   (c) Tenant shall reimburse Landlord for Landlord's
              reasonable attorneys' fees incurred in conjunction with the processing and documentation of any such assignment or transfer as above provided.


                                  ARTICLE XIV

              ESTOPPEL CERTIFICATE, ATTORNMENT, AND SUBORDINATION

         SECTION 14.01. ESTOPPEL CERTIFICATE. Tenant and Landlord shall at any time and from time to time upon not less than thirty (30) days prior request, execute, acknowledge and deliver to the other party or to any mortgagee a statement in writing certifying the date of commencement of this Lease, that the Lease is unmodified and in full force and effect (or if there have been modifications to this Lease, that it is in full force and effect as modified and stating the date of modifications), the dates to which the rent and other charges have been paid and there are no defenses or offsets to this Lease (or stating those claimed).

         SECTION 14.02. TRANSFER BY LANDLORD. In the event of any transfers of interest hereunder by Landlord whether by sale, foreclosure, exercise of a power of sale under a mortgage or otherwise, Tenant shall attorn to such transferee of Landlord and recognize such transferee as Landlord under this Lease. In the event of such a transfer of Landlord's interest hereunder, then from and after the effective date of such transfer, Landlord shall be released and discharged from any and all obligations under this Lease except those already accrued.

         SECTION 14.03. SUBORDINATION. Upon the request of the Landlord, Tenant will subordinate its rights hereunder to the lien of any mortgages, deed(s) of trust or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and buildings of which the Premises are a part or upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof provided that the lender and Tenant execute a subordination and non-disturbance agreement upon terms reasonably acceptable to such lender and Tenant. Upon the request of any such lender, Tenant will attorn as Tenant under this Lease to such lender

                                   ARTICLE XV

                               ACCESS BY LANDLORD

         SECTION 15.01. RIGHT OF ENTRY. Landlord and Landlord's agent shall have the right to enter the Premises at all reasonable times upon written notice to Tenant, to examine the same, and to show them to prospective purchasers of the Office Building, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent shall in no way abate while said repairs, alterations, improvement, or additions are being made, by reason of loss or interruption of business of Tenant or otherwise, provided such repairs, alterations, improvements or additions are promptly made and Landlord shall take any and all steps reasonably necessary so as not to interfere with the normal business operations of Tenant. During the twelve (12) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Premises to prospective tenants or purchasers, and place upon the Premises the usual notice "For Lease" or "For Sale" which notices Tenant shall permit to remain thereon without molestation. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the Office Building or any part thereof, except as otherwise herein specifically provided.

         SECTION 15.02. EXCAVATION. If an excavation shall be made upon land adjacent to or under the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as Landlord shall reasonably deem necessary to preserve the Premises, or the plumbing in and/or under the Office Building from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of rent, provided no damage is caused to the Premises or injury to Tenant, and provided the rentable space is not materially reduced.


                                  ARTICLE XVI

                                QUIET ENJOYMENT

         Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms, and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised subject to the terms and conditions of this Lease.


                                  ARTICLE XVII

                            [INTENTIONALLY DELETED]


                                 ARTICLE XVIII

                            HOLDING OVER, SUCCESSORS

         SECTION 18.01. HOLDING OVER. Tenant hereby waives, for Tenant and all those claiming under it, all rights now or hereafter existing to redeem the Premises after termination of Tenant's right of occupancy, by order or judgment of any court or by any legal process or writ. If Tenant should continue in possession of the Premises after the expiration or any sooner termination of the term hereof, said holding over shall, at the Landlord's option, be construed to be a tenancy from month to month, and Tenant agrees to pay Landlord for each day Tenant holds over, rent equal to the daily equivalent of one hundred and fifty percent (150%) of the total rent and all other charges which tenant was obligated to pay to Landlord during the twelve (12) months immediately preceding such termination or expiration, plus all damages sustained by Landlord by reason of such retention. Such tenancy shall be on the terms and conditions herein specified, so far as applicable. Nothing contained herein shall constitute a consent by Landlord to Tenant's continued possession following the expiration or other termination of this Lease, and nothing contained in this paragraph shall limit Landlord's rights and remedies as provided by law or elsewhere in this Lease.

         SECTION 18.02. SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the parties. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Article XIII hereof.


                                  ARTICLE XIX

                            MISCELLANEOUS PROVISIONS

         SECTION 19.01. BROKERAGE COMMISSION. Landlord has agreed to pay a brokerage commission to Insignia/Rostenberg-Doern pursuant to the terms of a separate agreement. Landlord shall indemnify and hold Tenant harmless against and from any liabilities arising from any claim for brokerage commissions under such separate agreement including, without limitation, the cost of attorney's fees in connection therewith.

         SECTION 19.02. ENTIRE AGREEMENT. This Lease and the exhibits, and riders, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings between them other than are herein set forth. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by the party to be charged with their performance.

         SECTION 19.03. WAIVER. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or of any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord or Tenant, unless such waiver be in writing signed by said party.

         SECTION 19.04. NO PARTNERSHIP. Landlord shall not by virtue of this Lease, in any way or for any purpose, be deemed to have become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant, nor is Tenant an agent of Landlord for any reason whatsoever.

         SECTION 19.05. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check as payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         SECTION 19.06. CAPTIONS. The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and no way define, limit or construe the scope or intent of such sections or articles in this Lease.

         SECTION 19.07. TENANT DEFINED. The word "TENANT" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord and Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. If there shall be more than one Tenant occupying the Premises, all liabilities hereunder shall be joint and several.

         SECTION 19.08. CORPORATE AUTHORITY. Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

         SECTION 19.09. NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, if mailed by United States certified mail, postage prepaid, return receipt requested, or if sent by overnight courier providing a receipt, to Landlord and Tenant at the addresses set forth hereinbelow, or at such other address as the Landlord, or Tenant, shall, from time to time, designate to the other in writing in accordance with the terms hereof. The date of service of any notice hereunder shall be the date delivered, if by personal delivery, five
(5) business days after the postmark on the certified mail, if mailed, or the next business day, if sent by overnight courier, as the case may be.

         If to Landlord:     New York Investment Limited Partnership
                             c/o BHF-Bank
                             55 East 59th Street
                             New York, New York 10022
                             Attention: Mr. Daniel Dornier, President with a copy to:

                             New York Investment Limited Partnership
                             c/o Silvius Dornier Verwaltungsgesellschaft mbH Prinzregentenplatz 11
                             D-81675 Muenchen
                             Attention:  Dr. B. Engelbrecht
                                         Ms. Inge Danner-Buchholz

                             with a copy to:

                             King & Spalding
                             1185 Avenue of the Americas
                             New York, New York   10036
                             Attention:  Dr. Wilfried Witthuhn, Esq.

         If to Tenant:       Lillian Vernon Corporation
                             One Theall Road
                             Rye, New York ______
                             Attention:  Larry Blum, Executive Vice President

                             with a copy to:

                             Salon, Marrow & Dyckman, LLP
                             685 Third Avenue
                             New York, New York 10017
                             Attention:  Joel Salon, Esq.

         SECTION 19.10. APPLICABLE LAW. The laws of the State of New York shall govern the validity, performance and enforcement of this Lease.

         SECTION 19.11. PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         SECTION 19.12. TIME. Time is of the essence of this Lease and each and all provisions hereof in which performance is a factor.

         SECTION 19.13. INTENTIONALLY DELETED.

         SECTION 19.14. RENEWAL. (a) Tenant may at its option, extend the term of this Lease for one additional term of five (5) years at the annual rent set forth herein. The annual rent is to be 90% of the then market rent for the Premises during the renewal term. Landlord shall advise Tenant of the renewal rent for the Premises upon written request by Tenant which request must be received at least two (2) months prior to the date by which Tenant is required to exercise its option. Tenant shall give written notice to Landlord of its intention to extend at least twelve (12) months prior to the end of the Lease term, and thereupon the term of this Lease shall be so extended without any further action by either party.

         Landlord and Tenant shall mutually agree as to what the then market rent shall be. In the event of a dispute between Landlord and Tenant as to the then market rent for the Premises, Landlord shall submit its figure and Tenant shall submit its figure to an independent arbitrator, (who is mutually acceptable to the Landlord and Tenant, and if Landlord and Tenant are unable, within 15 days, to agree on an independent arbitrator, then such arbitrator shall be appointed by the American Arbitration Association) who shall select either the Landlord's figure or Tenant's figure. The cost of arbitration shall be equally shared by the parties and the decision of the arbitrator shall be final and binding upon the parties hereto.

         (b) Any such option granted to Tenant shall be personal to Tenant and may not be exercised or assigned, voluntarily or involuntarily, except upon assignment or sublet of this Lease in strict conformance with the provisions of
Article XIII.

         (c) Tenant shall have no right to exercise an option, notwithstanding anything contained herein to the contrary, (i) during the time during which Tenant has received notice of default pursuant to any provision of this Lease and continuing until the default is cured, or (ii) during the period of time any amounts past due to Landlord hereunder remain outstanding beyond any applicable grace period and continuing until such amounts are paid in full, or
(iii) in the event Landlord has given Tenant three (3) or more notices of default for nonpayment of rent and where late charges become payable under the provisions of this Lease during the twelve (12) month period prior to the time Tenant intends to exercise the option. Nothing contained herein, shall affect Landlord's right to terminate this Lease at any time following a default when Landlord is otherwise entitled to do so, it being expressly understood that Tenant shall have no right to exercise such option if the Lease is so terminated.

         SECTION 19.15. INTENTIONALLY DELETED.

         SECTION 19.16. RECORDING. Tenant shall not record this Lease or any memorandum thereof without the prior written consent of Landlord.

         SECTION 19.17. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         SECTION 19.18. ATTORNEYS' FEES. If suit is brought by either party against the other arising out of or based upon any provision of this Lease and/or the tenancy created hereby, the losing party shall pay to the prevailing party all costs of such suit including, but not limited to, appraiser's and other expert witness fees and all attorneys' fees incurred.

         SECTION 19.19. NECESSARY ACTS. All parties hereto shall do all acts and execute all documents necessary, convenient or desirable to effect all provisions of this Lease.

         SECTION 19.20. EFFECTIVENESS OF LEASE. This Lease shall not become effective until a copy executed by Landlord is delivered to Tenant. No employee or agent of Landlord or any person with whom Tenant may have negotiated this Lease has any authority to modify the terms hereof or to make any agreements, representations, or promises unless the same are contained herein or added hereto in writing.

         SECTION 19.21. NO REPRESENTATIONS. There are no representations or warranties whatsoever between the parties other than as set forth herein or in the exhibits, rider or other amendment hereto, any reliance with respect to representations is solely upon the representations and agreements contained therein.

         SECTION 19.22. INTERPRETATION OF LANGUAGE. This Lease and any amendments, exhibits or rider thereto shall not be construed either for or against Landlord or Tenant by reason of the same having been drafted by one or the other party.

         SECTION 19.23.  INTENTIONALLY DELETED.

         SECTION 19.24.  INTENTIONALLY DELETED.

         SECTION 19.25.  INTENTIONALLY DELETED.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:                                   TENANT:

NEW YORK INVESTMENT                         LILLIAN VERNON CORPORATION
   LIMITED PARTNERSHIP
                                            By:
                                               --------------------------------
By: Silvius Rye, Inc.                          Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------
By:
   -----------------------------
   Name: Daniel Dornier
   Title: President
                                            Attest:


                                            Secretary
                                                     --------------------------

                                   EXHIBIT A

                                 PERMITTED SIGN

         The Permitted Sign shall have the same dimension and be placed in the same location as the "Melville" sign which is described on the attached page.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]









                                   [PICTURE]

                                   EXHIBIT B

                                   SITE PLAN

                                 [SEE ATTACHED]

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]










                                   [PICTURE]

                                                               [EXECUTION COPY]



                                            February 26, 1998



CVS New York, Inc.
One CVS Drive
Woonsocket, Rhode Island 02895

Ladies and Gentlemen:

         With reference to that certain Lease dated as of April 7, 1988 (the "Lease") by and between NEW YORK INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, as successor-in-interest to URBCO, Inc. n/k/a CM Property Management ("LANDLORD") and CVS NEW YORK, INC. formerly known as Melville Corporation, a New York corporation ("TENANT"), this letter shall confirm that the parties shall continue to follow the procedures which have been observed in the past as follows:

              (1) DEFINITIONS: All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

              (2) OPERATING EXPENSES: Tenant shall directly pay on behalf of Landlord all Operating Expenses as defined in Section 2.02 of the Lease. Within five (5) days of Landlord's written request therefor, Tenant shall furnish Landlord with proof reasonably satisfactory to Landlord evidencing the payment of Operating Expenses. If Tenant fails to pay or discharge any item of Operating Expenses, Landlord, following reasonable notice to Tenant, may, but shall be obligated to, pay the same, and in that event Tenant shall immediately reimburse Landlord therefor and pay the amount due as Additional Rent, and shall indemnify, defend and save Landlord harmless from and against all costs, fees, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Premises that constitute Operating Expenses. In addition, Landlord shall be entitled to charge Tenant a management fee of 1.5% of the Operating Expenses paid by Landlord.

              All payments of fixed minimum annual base rent and Additional Rent shall be payable without previous demand therefor and without any rights of set-off or deduction whatsoever, and in case of nonpayment of any item of Additional Rent by Tenant when the same is due, Landlord shall have, in additional to all its other rights and remedies, all of the rights and remedies to Landlord under the provisions of this Lease or by law or in equity in the case of nonpayment of rent. The performance and observance by Tenant of all the terms, covenants, conditions and agreements to be performed or observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense.

              If Tenant shall fail to pay, within thirty (30) days from the date when due, any fixed minimum annual lease rent, Additional Rent, amounts or any other charges payable hereunder, such unpaid amounts shall bear interest from the date due to the date of payment at the rate of eighteen (18%) percent per annum.

              (3) INSURANCE: In addition to any other insurance required to be maintained by Tenant under the Lease, Tenant shall, at its sole cost and expense, continue to obtain and maintain all insurance required to be obtained and maintained by Landlord under the Lease whether such insurance is for Landlord's benefit or not, including without limitation, the fire and extended coverage insurance required to be maintained by Landlord pursuant to Section 10.02 with respect to the Office Building.

              All policies of insurance required hereunder shall be maintained with an insurance company having the rating set forth in Section 4.01 of the Lease and authorized to issue insurance in the state in which the Premises are located, shall name Landlord and, at the request of Landlord, any mortgagee of Landlord as additional insureds and shall provide that the proceeds thereof shall by payable to Landlord and Tenant, as co-trustees, as their interest may appear. If Landlord so requests, insurance proceeds shall also be payable to any contract purchaser of the Premises and the holder of any mortgage now or hereafter becoming a lien on the fee of the Premises, or any portion thereof, as the interest of purchaser or holder appears pursuant to a standard additional insured or mortgagee clause. Tenant shall not, on Tenant's own initiative or pursuant to request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required hereunder, unless Landlord is named therein as a additional insured with loss payable as provided herein. Tenant shall immediately notify Landlord whenever any separate insurance is taken out and shall deliver to Landlord copies of the insurance policy certified by the insurer.

              Each policy required hereunder shall have attached-thereto (a) an endorsement that the policy shall not be canceled or materially changed without at least 30 days' prior written notice to Landlord, and (b) an endorsement to the effect that the insurance as to the interest of Landlord shall not be invalidated by any act or neglect of Landlord or Tenant. Tenant shall deliver to Landlord a copy of the certificate of insurance for each such current insurance policy. A new certificate of insurance in a form reasonably acceptable to Landlord shall be delivered to Landlord not less than 20 days prior to the expiration of the then current policy term. Tenant shall also cause to be inserted in such policy or policies a "Waiver of Subrogation Clause" as to Landlord and Tenant.

              (4) MAINTENANCE OF PREMISES: Tenant will throughout the term of the Lease, at Tenant's sole cost and expense, keep and maintain the Office Building and common areas in good order and repair, and shall make and perform all routine maintenance thereof and all necessary repairs thereto, interior and exterior in accordance with the standards of first-class office buildings in the vicinity of the Office Building, except that Tenant shall not be required to make any structural alterations or repairs. Tenant, at its sole cost and expense, shall keep the Premises safe for human occupancy and use, shall take good care of, repair and maintain in good order and repair all driveways, pathways, roadways, sidewalks, curbs, parking areas, loading areas, landscaped areas, entrances and passageways, shall promptly remove all accumulated snow, ice and debris from any and all driveways, pathways, roadways, sidewalks, curbs, spur tracks, parking areas, loading areas, landscape areas, entrances and passageways, and shall keep all portions of the Premises, including areas appurtenant thereto, in a clean and orderly condition free of snow, ice, dirt, rubbish, debris and unlawful obstructions.

         (5) RENEWAL OPTION: Tenant shall have no right to extend the term of the Lease pursuant to Section 19.14 thereof and Tenant hereby relinquishes the renewal option granted thereunder; provided, however, that such renewal option shall be reinstated if Lillian Vernon Corporation elects not to or fails to validly exercise its option to enter into a direct lease with Landlord pursuant to that certain Consent to Subletting and Option for a Direct Lease dated as of February 26, 1998, by and among Landlord, Tenant and Lillian Vernon Corporation. Landlord shall give Tenant written notice of the reinstatement of the option within ten (10) days after Landlord's determination that an event which results in the reinstatement of the options has occurred together with a statement of the fixed minimum annual base rent which will be payable during the initial five (5) year renewal term. Any exercise of the reinstated option shall be subject to and be on the same terms and conditions contained in
         Section 19.14 with respect to the renewal option which is being relinquished except that the fair market rent on which the fixed minimum annual base rent during the initial five (5) year renewal term is based shall be determined solely by Landlord and Tenant shall have thirty (30) days from the receipt of notice in the foregoing sentence to exercise the reinstated option.

         Please indicate your agreement to the Lease modification set forth above by signing below and returning a countersigned original of this letter to me.


                                               Very truly yours,

                                               NEW YORK INVESTMENT LIMITED
                                                 PARTNERSHIP

                                               By: Silvius Rye, Inc.
                                                   a general partner

                                               By /s/ Daniel Dornier
                                                 ---------------------------
                                                 Name:  Daniel Dornier
                                                 Title: President

AGREED AND ACCEPTED
this __ day of February, 1998

CVS NEW YORK, INC.

By /s/ Zenon P. Lankowski
  --------------------------------
  Name:  Zenon P. Lankowski
  Title: Secretary